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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Simon Property Group
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT
April 7, 2003

Simon Property Group, Inc.
115 West Washington Street
Indianapolis, Indiana 46204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME	10:00 a.m. on Wednesday, May 7, 2003
PLACE	National City Center 115 W. Washington Street Indianapolis, Indiana
ITEMS OF BUSINESS
(1) To elect a total of eleven (11) directors (seven (7) to be elected by the holders of all classes of voting securities and four (4) to be elected by the holders of Class B Common Stock) each to serve until the next annual meeting of stockholders.

(2) To approve a proposed amendment to the Simon Property Group, L.P. 1998 Stock Incentive Plan (the "1998 Stock Incentive Plan") which would eliminate the automatic grant of stock options to non-employee directors and provide instead for automatic grants of restricted stock to non-employee directors, all of which must be held during their tenure as directors.
(3) To ratify the appointment of Ernst & Young LLP as independent accountants for 2003.
(4) To transact such other business as may properly come before the meeting.
RECORD DATE	You can vote if you are a stockholder of record on March 10, 2003.
ANNUAL REPORT	Our 2002 Annual Report, which is not part of the proxy soliciting material, is enclosed.
PROXY VOTING	We cordially invite you to attend the meeting, but regardless of whether you plan to be present, please vote in one of these ways:
(1) USE THE TOLL-FREE TELEPHONE NUMBER shown on the proxy card (this is a free call in the U.S.);
(2) VISIT THE WEB SITE noted on your proxy card to vote via the Internet; OR

(3) MARK, SIGN, DATE AND PROMPTLY RETURN the enclosed proxy card in the envelope provided, which requires no additional postage if mailed in the United States. Your vote is important, regardless of the number of shares you own.
Any proxy may be revoked at any time prior to its exercise at the meeting.
By order of the Board of Directors.
April 7, 2003	James M. Barkley Secretary

Simon Property Group, Inc.
115 West Washington Street
Indianapolis, Indiana 46204

PROXY STATEMENT

        This Proxy Statement is being furnished to stockholders of Simon Property Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by our Board of Directors for use at our 2003 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof.

        You are invited to attend the Meeting on May 7, 2003, beginning at 10:00 a.m. Indianapolis time. The Meeting will be held at National City Center, 115 W. Washington Street, Indianapolis, Indiana. Stockholders will be admitted beginning at 9:00 a.m.

        National City Center is accessible to disabled persons and, upon request, we will provide wireless headsets for hearing amplification. Sign interpretation will also be offered upon request. Please call us at least five (5) days in advance at 317-685-7330 if you require either of these services or other special accommodations.

        This Proxy Statement, form of proxy and voting instructions are being mailed starting April 7, 2003.

Voting Securities

        Holders of record of shares of our Common Stock, par value $.0001 per share ("Common"); Class B Common Stock, par value $.0001 per share ("Class B Common"); and Class C Common Stock, par value $.0001 per share ("Class C Common") at the close of business on March 10, 2003 are entitled to receive this notice and to vote their shares on all matters presented to the stockholders at the Meeting. In addition, holders of record of our Series F Cumulative Redeemable Preferred Stock ("Series F Preferred") and Series G Cumulative Step-Up Premium Rate Preferred Stock ("Series G Preferred") on March 10, 2003 are entitled to receive this notice and vote their shares on the election of directors at the Meeting. On that date, there were outstanding 185,603,555 shares of Common, 3,200,000 shares of Class B Common, 4,000 shares of Class C Common, 8,000,000 shares of Series F Preferred and 3,000,000 shares of Series G Preferred. As a result, a total of 199,807,555 shares are entitled to vote (the "Voting Shares") on the election of directors at the Meeting and a total of 188,807,555 shares are entitled to vote on all other matters presented to stockholders at the Meeting. The presence at the Meeting in person or by proxy of a majority of all the votes entitled to be cast at the Meeting, or 99,903,778 Voting Shares, will constitute a quorum for the transaction of business.

        All of the Class B Common is owned by Melvin Simon, Herbert Simon and David Simon, all of whom are our executive officers, as voting trustees. All of the Class C Common is owned by NID Corporation (formerly known as The Edward J. DeBartolo Corporation). The Board is not soliciting proxies in respect of the Class B Common or the Class C Common, although we expect those shares will be represented at the Meeting.

        Holders of the Class B Common have informed us that they intend to vote in favor of the seven nominees for director to be elected by holders of Voting Shares named below and the four nominees for Class B Director named below. Holders of the Class C Common have not yet informed us how they intend to vote their shares.

Required Vote

        All shares entitled to vote at the Meeting are entitled to one vote per share. A plurality of the votes cast is required to elect directors. On all other proposals, the proposal will be approved if the number of votes cast in favor exceeds the number of votes cast against. Abstentions and broker non-votes will be treated as shares not voted and will have no effect on the voting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Proxies

        Your vote is important.    You may vote your proxy by telephone, Internet or mail. A toll-free telephone number and web site address are included on your proxy card. If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the envelope provided, which requires no additional postage if mailed in the United States. All shares that have been properly voted and not revoked will be voted at the Meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted as recommended by the Board of Directors.

        You may revoke your proxy at any time before it is exercised by:

  •
  giving written notice to the Secretary of the Company at 115 West Washington Street, Indianapolis, Indiana 46204,
  •
  executing and delivering a later-dated proxy or
  •
  attending and voting by ballot at the Meeting.

        You may save us the expense of a second mailing by voting promptly.

        Voting now will not limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

Voting on Other Matters

        We know of no other business to be transacted at the Meeting, but if other matters requiring a vote do arise, the persons named in the proxy will have the discretion to vote on those matters for you.

Costs of Proxy Solicitation

        We will pay the cost of preparing, assembling, and mailing the proxy material. We expect to solicit proxies primarily by mail, but our employees or other representatives may also solicit proxies without additional compensation. We will also request banks, brokers and other holders of record to send the proxy material to, and obtain proxies from, beneficial owners, and will reimburse them for their reasonable expenses in doing so. In addition, we have hired MacKenzie Partners, Inc. to assist in the solicitation of proxies. We will pay MacKenzie a fee of $12,500 for its services. The telephone number of MacKenzie Partners, Inc's. proxy solicitation practice is (800) 322-2885. Their e-mail address is proxy@mackenziepartners.com.

List of Stockholders

        A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our offices at 115 West Washington Street, Indianapolis, Indiana, by contacting the Secretary of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires our directors, executive officers and beneficial owners of more than 10% of our capital stock to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the New York Stock Exchange. Based solely on our review of the copies of those forms received by us, and/or written representations from certain reporting persons, we believe that, during the year ended December 31, 2002, our directors, executive officers and beneficial owners of more than 10% of our capital stock have complied with all filing requirements applicable to them.

Incorporation by Reference

        To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION," "REPORT OF THE AUDIT COMMITTEE" and "PERFORMANCE GRAPH" should not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

CORPORATE GOVERNANCE

General

        We have long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. During the past year, we have reviewed our corporate governance policies and practices and compared them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also reviewed the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the proposed new listing standards of the New York Stock Exchange.

        Based on our review, we have taken steps to implement the new rules and listing standards, including, on a best practices basis, some of the requirements that are not yet mandatory. In particular, we have:

  •
  created a new Governance Committee of the Board of Directors and adopted a charter for this committee, which is attached to this Proxy Statement as Appendix A;
  •
  revised or adopted new charters for the Audit, Compensation and Nominating Committees of the Board of Directors, which are attached to this Proxy Statement as Appendix B, C and D, respectively;
  •
  nominated for election a new director, who meets the criteria for an Independent Director under our Charter and meets all conditions for being considered independent under current and proposed listing standards of the New York Stock Exchange and increases the number of independent directors on our Board;
  •
  adopted a Code of Business Conduct and Ethics that includes a compilation of our previously existing policies and that applies to all officers, directors and employees; it is attached to this Proxy Statement as Appendix E; and
  •
  adopted a Code of Ethics for Senior Financial Officers, which is attached to this Proxy Statement as Appendix F.

Board and Committee Membership

        Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board of Directors are kept informed of our business through discussions with our Co-Chairmen and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices and properties, and by participating in meetings of the Board and its committees.

        During 2002, the Board of Directors met seven times and had four standing committees. Those committees consisted of a Compensation Committee, an Audit Committee, an Executive Committee and a Nominating Committee. We created a new standing committee, the Governance Committee, in February 2003. During 2002, all directors participated in 75% or more of the meetings of the Board and each committee on which they served, except that David Simon attended five of six meetings, excluding one meeting in which the only action for consideration was required by our Charter to be taken solely by the Independent Directors.

        The table below provides membership and meeting information for each of the committees.

Name	Compensation		Audit		Executive		Governance**	Nominating
Birch Bayh	X						X	X	*
Melvyn E. Bergstein	X						X
Hans C. Mautner					X
G. William Miller			X				X*	X
David Simon					X
Herbert Simon					X			X
Melvin Simon					X	*		X
J. Albert Smith, Jr.			X	*
Richard S. Sokolov					X
Fredrick W. Petri	X		X
Pieter S. van den Berg			X
Philip J. Ward	X	*
M. Denise DeBartolo York								X
2002 Meetings	2		6		0		Not	1
Applicable
*Chair **Committee was created in February 2003.

The Compensation Committee

        The Compensation Committee sets remuneration levels for our officers, reviews significant employee benefit programs and establishes and administers executive compensation programs, including bonus plans, stock option and other equity-based programs, deferred compensation plans and other cash or stock incentive programs. The Compensation Committee has authority to retain the advice and assistance of compensation consultants and other internal or external legal, accounting or other advisors. Our Charter requires that (1) the Compensation Committee have at least one member elected by holders of the Class B Common and at least one member elected by holders of the Class C Common, and (2) a majority of the Compensation Committee be composed of Independent Directors (as defined in our Charter). The charter of the Compensation Committee, which is attached to this proxy statement as Appendix C, also requires that each member meet the independence requirements of the New York Stock Exchange. The holders of Class B Common have waived their right to elect a member of the Compensation Committee. The member elected by the holders of Class C Common is an Independent Director.

The Audit Committee

        The Audit Committee assists the Board in monitoring the integrity of our financial statements, the qualifications, independence and performance of our independent accountants, the performance of our internal audit function and our compliance with legal and regulatory requirements. The Audit Committee has sole authority to appoint, subject to stockholder ratification, or replace our independent accountants and pre-approves the auditing services and permitted non-audit services to be performed by our independent accountants, including the fees and terms thereof. The Audit Committee has authority to retain independent legal, accounting or other advisors. The Audit Committee reviews and discusses with management and our independent accountants our annual audited financial statements, our quarterly earnings releases and financial statements, significant financial reporting issues and judgments made in connection with the preparation of our financial statements and any major issues regarding the adequacy of our internal controls. Our Charter requires that the entire Audit Committee be composed of Independent Directors. In addition, the charter of the Audit Committee, which is attached to this Proxy Statement as Appendix B, requires that each member meet the independence and experience requirements of the New York Stock Exchange, the Exchange Act and the rules and regulations of the Securities and Exchange Commission.

The Executive Committee

        The Executive Committee approves the acquisition and disposition of real property, authorizes the execution of certain contracts and agreements relating to transactions having an aggregate value of less than $50 million, including those related to the borrowing of money by the Company, and generally exercises all other powers of the Board of Directors between meetings of the Board, except in cases where action of the entire Board is required and except where action by Independent Directors is required.

The Governance Committee

        The Governance Committee addresses the broad range of issues surrounding the composition and operation of the Board, develops and recommends to the Board the governance guidelines applicable to the Company and the Board, leads the Board in its annual review of the Board's performance and makes recommendations regarding compensation for non-employee directors. The Governance Committee has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors, and has sole authority to approve the fees and other terms and conditions associated with retaining any such external advisors. The charter of the Governance Committee, which is attached to this Proxy Statement as Appendix A, requires that each member meet the independence requirements of the New York Stock Exchange.

The Nominating Committee

        The Nominating Committee nominates persons to serve as directors and, in consultation with the Governance Committee, develops and recommends Nominating Guidelines describing qualifications for Board members. In considering persons to nominate, the Nominating Committee will consider persons recommended by stockholders. Our Charter requires that the Nominating Committee have five members, with two members appointed by the Class B Common and one member appointed by the Class C Common. The charter of the Nominating Committee, which is attached to this Proxy Statement as Appendix D, requires that each member meet the independence requirements of the New York Stock Exchange no later than the date on which such requirements become effective. The members of the Nominating Committee who are independent directors have the right to nominate persons to be elected as independent directors of the Board. The members of the Nominating Committee who are appointed by the holders of the Class B Common and Class C Common have the sole right to nominate the directors to be elected by such holders.

        At the meeting of directors to be held following the Meeting, the Board will reappoint members of the Board to the five standing committees.

Compensation of Directors

Director	Annual Retainer	Board Meeting Fees	Committee Meeting Fees	Total
Birch Bayh	$20,000	$7,000	$2,000	$29,000
Melvyn E. Bergstein	20,000	7,000	1,000	28,000
Hans C. Mautner	—	—	—	—
G. William Miller	20,000	7,000	5,000	32,000
David Simon	—	—	—	—
Herbert Simon	—	—	—	—
Melvin Simon	—	—	—	—
J. Albert Smith, Jr.	20,000	7,000	5,000	32,000
Richard S. Sokolov	—	—	—	—
Fredrick W. Petri	20,000	7,000	7,000	34,000
Pieter S. van den Berg*	20,000	6,000	5,000	31,000
Philip J. Ward	20,000	7,000	2,000	29,000
M. Denise DeBartolo York	20,000	6,000	—	26,000

*
Pieter van den Berg has assigned his director compensation (including the value of director options) to PGGM, a Dutch pension fund.

Cash Compensation

        During 2002, we paid directors who are not our employees or employees of our affiliates annual compensation of $20,000 plus $1,000 for attendance (in person or by telephone) at each meeting of the Board or its committees. Effective May 7, 2003, we are changing the attendance fees as follows: $1,000 per Board meeting for in person attendance; $500 per Board meeting for telephonic attendance; $1,000 per committee meeting (not in conjunction with a regular Board meeting) for in person attendance and $500 per committee meeting in conjunction with regular Board meetings or for telephonic attendance. Directors may elect to defer all or a portion of their cash compensation under our Director Deferred Compensation Plan. During 2002, committee members did not receive compensation for committee meetings held on the same day as regularly scheduled Board meetings. We do not pay directors who are our employees or employees of our affiliates any compensation for their services as directors. All directors are reimbursed for their expenses incurred in attending Board or committee meetings.

Non-Cash Compensation

        Directors who are not our employees or employees of our affiliates also receive non-cash compensation for their service on the Board. Currently eligible directors are automatically granted each year options to purchase 3,000 shares of Common multiplied by the number of calendar years that have elapsed since that person's last election to the Board. We are proposing to amend our stock incentive plan to provide for annual grants of restricted stock to eligible directors rather than options. Eligible directors would be required to hold the shares of restricted stock throughout their terms as directors and any dividends paid on those shares will be required to be reinvested in Common under our Dividend Reinvestment Plan. See "ITEM 2—APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN." In addition, directors are eligible to be granted discretionary awards under and to participate in our stock incentive plan.

Stock Ownership Guidelines

        The Board of Directors has established stock ownership guidelines for directors who are not our employees or employees of our affiliates to own not less than 3,000 shares of Common no later than March 1, 2004 and to own not less than 5,000 shares of Common no later than March 1, 2005. Shares of restricted stock that have not vested do not count toward these goals.

ITEM 1—ELECTION OF DIRECTORS

        The holders of Voting Shares will elect seven directors, and the holders of Class B Common will elect four directors. The holders of Class C Common have the right to elect two directors; however, they have not yet nominated persons for the two Class C Director positions. Each director will serve until the 2004 annual meeting of stockholders and until his or her successor has been elected.

        The shares of Class B Common are held by a voting trust that is obligated to elect Melvin Simon, Herbert Simon and David Simon as directors.

        Our employment agreement with Richard S. Sokolov contemplates that he will be elected to the Board of Directors and the holders of Class B Common have agreed to elect Mr. Sokolov to the Board.

        The persons named in the enclosed proxy intend to vote the proxy for the election of each of the nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees.

        The Board of Directors unanimously recommends that stockholders vote FOR the election of the nominees named below.

        We expect each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board of Directors chooses to reduce the number of directors serving on the Board.

        The names, principal occupations and certain other information about the nominees for director are set forth on the following pages.

Security Ownership of Directors and Officers

        As of March 10, 2003, the nominees and the named executive officers of the Company:

  •
  owned beneficially the number and percentage of shares of Common, Class B Common and Class C Common treated as a single class ("Shares") indicated; and
  •
  owned beneficially the indicated number and percentage of units of limited partnership interest ("Units") which are exchangeable for Shares.

        Unless otherwise indicated in the footnotes, Shares or Units are owned directly, and the indicated person has sole voting and investment power.

        No nominee or named executive officer of the Company beneficially owns any shares of Series F Preferred or Series G Preferred.

Name and Age as of the May 7, 2003 Meeting Date		Position, Principal Occupation, Business Experience and Directorships(1)	Number of Shares(2)(3)(4) and Units, and Percent of Shares(5) and Units(6) Beneficially Owned

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF VOTING SHARES

Birch Bayh	75
		Partner in the Washington, D.C. law firm of Venable, Baetjer, Howard & Civiletti, LLP since 2001. Mr. Bayh was a partner in the law firm of Oppenheimer Wolff & Donnelly LLP from 1998 to 2001 and served as a United States Senator from Indiana from 1963 to 1981. Our director since 1998 and prior to that a director of our predecessor since 1993. Member of our Compensation, Governance and Nominating Committees.	Shares: 28,000 Percent of Shares: * Units: 0 Percent of Units: —

Melvyn E. Bergstein	61
		Chairman and Chief Executive Officer of DiamondCluster International, Inc. or its predecessor, Diamond Technology Partners, since 1994. Prior to co-founding DiamondCluster, Mr. Bergstein served in several capacities throughout a 21-year career with Arthur Andersen LLP's consulting division. Our director since 2001. Member of our Compensation and Governance Committees.	Shares: 18,000 Percent of Shares: * Units: 0 Percent of Units: —

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF VOTING SHARES (continued)

Linda Walker Bynoe	50
		Principal, President and Chief Executive Officer of Telemat Ltd., a private consulting firm, since 1995 and prior to that Principal and Chief Operating Officer of Telemat since 1989. Prior to co-founding Telemat, Ms. Bynoe served as Vice President-Capital Markets for Morgan Stanley from 1978 to 1989. A director of CitiStreet Funds, Inc. (a mutual fund company), Dynegy, Inc. (an energy merchant) and Angelo and Maxie's, Inc. (a restaurant operator).	Shares: 0 Percent of Shares: — Units: 0 Percent of Units: —

G. William Miller	78
		Chairman of the Board and Chief Executive Officer of G. William Miller & Co. Inc., a merchant banking firm, since 1983. Mr. Miller was Chairman and Chief Executive Officer of Federated Stores, Inc., the parent company of predecessors to Federated Department Stores, Inc. from January 1990 until February 1992. He served as Secretary of the U.S. Treasury from 1979 to 1981 and Chairman of the Board of Governors of the Federal Reserve System from 1978 to 1979. A director of Repligen Corporation (a biopharmaceutical company). Our director since 1998 and prior to that a director of our predecessor since 1996. Member of our Audit, Governance and Nominating Committees.	Shares: 28,440 Percent of Shares: * Units: 0 Percent of Units: —

J. Albert Smith, Jr.	62
		President of Bank One Central Indiana since 2001. Prior to his current position, he was a Managing Director of Bank One Corporation from 1998 to 2001. President of Bank One, Indiana, NA, a commercial bank, from 1994 until 1998. From 1974 until 1994, President of Banc One Mortgage Corporation, a mortgage banking firm. Our director since 1998 and prior to that a director of our predecessor since 1993. Member of our Audit Committee.	Shares: 33,000 Percent of Shares: * Units: 0 Percent of Units: —

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF VOTING SHARES (continued)

Pieter S. van den Berg	57
		Adviser to the Board of Managing Directors of PGGM, the pension fund of the healthcare and social work sector in the Netherlands, since 1999. Mr. van den Berg was Director of Controlling of PGGM from 1991 to 1999. Our director since 1998. Member of our Audit Committee.	Shares: 17,000 Percent of Shares: * Units: 0 Percent of Units: —

Philip J. Ward	54
		Consultant to Chief Investment Officer of CIGNA Investment Management since 2003. Mr. Ward's consulting arrangement with CIGNA is scheduled to end in September 2003. Mr. Ward was Senior Managing Director, Head of Real Estate Investments, for CIGNA Investments, Inc., a wholly-owned subsidiary of CIGNA Corporation, from 1986 to 2003. Our director since 1998 and prior to that a director of our predecessor since 1996. Member of our Compensation Committee.	Shares: 25,075 Percent of Shares: * Units: 0 Percent of Units: —

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF CLASS B COMMON

Melvin Simon	76
		Co-Chairman of the Board of the Company since 1998 and prior to that Co-Chairman of the Board and a director of our predecessor since its incorporation. Co-Chairman of the Board of Melvin Simon & Associates, Inc. ("MSA"), a company Mr. Simon founded in 1960 with his brother, Herbert Simon. Member of our Executive and Nominating Committees. (8)	Shares: 7,374,701(7) Percent of Shares: 3.8% Units: 7,149,491 Percent of Units: 2.9%

Herbert Simon	68
		Co-Chairman of the Board of the Company since 1998 and prior to that a director of our predecessor since its incorporation. Chief Executive Officer of our predecessor from its incorporation to 1995, when Mr. Simon was appointed Co-Chairman of the Board. Co-Chairman of the Board of MSA. Member of our Executive and Nominating Committees.(8)	Shares: 5,808,911(7) Percent of Shares: 3.0% Units: 5,571,960 Percent of Units: 2.2%

NOMINEES FOR DIRECTOR TO BE ELECTED BY HOLDERS OF CLASS B COMMON (continued)

David Simon	41
		Our Chief Executive Officer and a director since 1998. Prior to that Chief Executive Officer of our predecessor since 1995 and a director of our predecessor since its incorporation. President of our predecessor from its incorporation until 1996. Executive Vice President of MSA since 1990. From 1988 to 1990, Vice President of Wasserstein Perella & Company, a firm specializing in mergers and acquisitions. The son of Melvin Simon, the nephew of Herbert Simon and a director of First Health Group Corporation (a health benefits company). Member of our Executive Committee.(8)	Shares: 3,405,192(9) Percent of Shares: 1.8% Units: 2,725,092 Percent of Units: 1.1%

Richard S. Sokolov	53
		Our President and Chief Operating Officer and a director since 1998. Prior to that President and Chief Operating Officer and a director of our predecessor since 1996. President and Chief Executive Officer and a director of DeBartolo Realty Corporation from its incorporation until it merged with our predecessor in 1996. Prior to that Mr. Sokolov served as Senior Vice President, Development of The Edward J. DeBartolo Corporation since 1986 and as Vice President and General Counsel since 1982. Member of our Executive Committee.	Shares: 631,357 Percent of Shares: * Units: 60,835 Percent of Units: *

CURRENT DIRECTORS WHO ARE NOT NOMINEES

Hans C. Mautner	65
		Mr. Mautner will assume the position of President-International Division and advisory director of the Company as of May 7, 2003. Vice Chairman of our Board since 1998 and Chairman and Director of Simon Global Limited. Mr. Mautner is also a director of ERE, a Luxembourg based entity that is the parent company of Groupe BEG, a European development company in which we acquired an interest in 1998. Mr. Mautner was Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors, Inc. ("CPI") and Corporate Realty Consultants, Inc. from 1989 to 1998. He joined CPI in 1972, serving in several capacities before becoming Chairman and CEO. Prior to joining CPI, Mr. Mautner was a General Partner of Lazard Freres. A board member for various funds in The Dreyfus Family of Funds (a mutual fund company). Member of our Executive Committee.	Shares: 963,363 Percent of Shares: * Units: 0 Percent of Units: —

Fredrick W. Petri	56
		Mr. Petri is currently a Class C Director. A partner of Petrone, Petri & Company, a real estate investment firm Mr. Petri founded in 1993, and an officer of Housing Capital Company since its formation in 1994. Prior to that, an Executive Vice President of Wells Fargo Bank, where for over 18 years Mr. Petri held various real estate positions. Our director since 1998 and prior to that a director of our predecessor since 1996. Member of our Audit and Compensation Committees.	Shares: 37,160 Percent of Shares: * Units: 0 Percent of Units: —

CURRENT DIRECTORS WHO ARE NOT NOMINEES (continued)

M. Denise DeBartolo York	52
		Ms. York is currently a Class C Director. Chairman of The DeBartolo Corporation, owner of the San Francisco 49ers. From 1994 to 2001, Ms. York was Chairman of The Edward J. DeBartolo Corporation, the company her father founded. She also serves in other executive capacities. Our director since 1998 and prior to that a director of our predecessor since 1996. Member of our Nominating Committee.	Shares: 1,340,359(10) Percent of Shares: * Units: 1,290,439 Percent of Units: *

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

James M. Barkley	51	Our General Counsel and Secretary.	Shares: 110,955 Percent of Shares: * Units: 0 Percent of Units: —

Gary Lewis	44	Our Executive Vice President of Leasing.	Shares: 59,327 Percent of Shares: * Units: 0 Percent of Units: —

Number of Shares(2)(3)(4) and Units, and Percent of Shares(5) and Units(6) Beneficially Owned

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP(11)

20 Persons	Shares: 60,637,124 Percent of Shares: 24.9% Units: 53,537,276 Percent of Units: 21.6%

*
Less than one percent

(1)
All listed directorships are held in companies with securities registered under Section 12 of the Exchange Act or in companies registered as investment companies under the Investment Company Act of 1940, as amended.

(2)
Includes the following Shares that may be purchased pursuant to stock options that are exercisable within 60 days: Birch Bayh—27,000; Melvyn E. Bergstein—8,000; G. William Miller—24,360; J. Albert Smith, Jr.—32,000; Pieter S. van den Berg—17,000; Philip J. Ward—23,000; David Simon—467,500; Richard S. Sokolov—120,000; Hans C. Mautner—609,289; Fredrick W. Petri— 12,000; M. Denise DeBartolo York—15,000; James M. Barkley—34,000; Gary Lewis—13,000; and all directors and executive officers as a group— 1,504,799. Pieter S. van den Berg has assigned the economic benefit of his stock options to PGGM, a Dutch pension fund. Includes 68,354 Shares issuable upon conversion of Series B Convertible Preferred Stock, par value $.0001 per share ("Series B Preferred") which are owned by Hans C. Mautner.

(3)
Includes the following Shares that may be received upon exchange of Units held by the following persons on March 10, 2003: Melvin Simon—7,149,491; Herbert Simon—5,571,960; David Simon—2,725,092; Richard S. Sokolov—60,835; M. Denise DeBartolo York—1,290,439; and all directors and executive officers as a group—53,537,276. Units held by limited partners are exchangeable either for Shares (on a one-to-one basis) or for cash as selected by the Independent Directors.

(4)
Includes the following restricted shares which are subject to vesting requirements: David Simon—66,250; Richard S. Sokolov—75,723; James M. Barkley—19,375; Gary Lewis—16,000; and all directors and executive officers as a group—236,848.

(5)
At March 10, 2003, there were 185,603,555 shares of Common, 3,200,000 shares of Class B Common and 4,000 shares of Class C Common outstanding. Upon the occurrence of certain events, shares of Class B Common and Class C Common convert automatically into Common (on a share-for-share basis). These percentages assume the exercise of stock options, exchange of Units for Shares and conversion of Series B Preferred only by the applicable beneficial owner.

(6)
At March 10, 2003, there were 248,001,613 outstanding Units of which the Company owned, directly or indirectly, 187,136,611 or 75.5%. These percentages assume that no Units are exchanged for Shares.

(7)
Does not include 15,172,723 Shares and Units held by Melvin Simon & Associates, Inc. and certain related persons and entities. See "PRINCIPAL STOCKHOLDERS."

(8)
Messrs. Melvin Simon, Herbert Simon and David Simon are officers of the indirect general partner of SZS 33 Associates, L.P., a Delaware limited partnership ("SZS"), that filed a bankruptcy petition in the United States Bankruptcy Court for the Southern District of New York on October 12, 1998 as part of a prepackaged Chapter 11 plan (the "Plan"). The Plan was confirmed on January 13, 1999, and the assets of SZS were transferred to a creditor on February 24, 1999.

(9)
Includes Units owned by trusts of which David Simon is a beneficiary.

(10)
Does not include Shares and Units held by NID Corporation and certain related persons and entities. See "PRINCIPAL STOCKHOLDERS."

(11)
Includes Shares and Units held by NID Corporation, Melvin Simon & Associates, Inc. and certain related persons and entities. See "PRINCIPAL STOCKHOLDERS."

PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of any class of voting securities of the Company as of March 10, 2003. Unless otherwise indicated in the footnotes, shares are owned directly, and the indicated person has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares(1)		%(2)
Melvin Simon & Associates, Inc., et al.(3) 115 W. Washington Street Indianapolis, IN 46204	28,356,335	(4)	13.1%
NID Corporation, et al.(5) 100 DeBartolo Place Youngstown, OH 44513	18,945,906	(6)	9.1%
Stichting Pensioenfonds Voor De Gezonheid Geestelijke en Maatschappelijke Belangen ("PGGM")(7) Kroostweg-Noord 149 3700 AC Zeist The Netherlands	10,655,867	(8)	5.6%

(1)
Shares include shares of Common, Class B Common and Class C Common. Upon the occurrence of certain events, shares of Class B Common and Class C Common convert automatically into Common (on a share-for-share basis). Also assumes conversion of Series B Preferred, which is convertible into Common (at the rate of approximately 2.586 shares of Common for each share of Series B Preferred) at the option of the holders. The amounts in the table also include Shares that may be issued upon the exchange of Units as well as the exercise of stock options. Units held by limited partners are exchangeable either for Shares (on a one-to-one basis) or for cash as selected by the Independent Directors.

(2)
Assumes the exercise of stock options, exchange of Units for Shares and conversion of Series B Preferred by the subject holder only.

(3)
This group consists of Melvin Simon & Associates, Inc. ("MSA"), a wholly owned subsidiary of MSA, Melvin Simon and Herbert Simon. MSA is owned 69% by Melvin Simon and 31% by Herbert Simon, both of whom are our directors.

(4)
Includes 969,061 shares of Common currently outstanding, 24,187,274 shares of Common issuable upon exchange of Units and 3,200,000 shares of Class B Common currently held by MSA, Melvin Simon and Herbert Simon. Does not include 11,077,281 shares of Common (including shares currently outstanding, shares issuable upon exchange of Units and shares issuable upon exercise of stock options that are exercisable within 60 days) held by David Simon and family trusts of the Simons over which MSA, Melvin Simon and Herbert Simon do not have voting or dispositive power.

(5)
The beneficial owners of the securities are NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(6)
Includes 34,920 shares of Common currently outstanding, 18,891,986 shares of Common issuable upon exchange of Units, 15,000 shares of Common issuable upon exercise of stock options that are exercisable within 60 days and 4,000 outstanding shares of Class C Common.

(7)
Based solely on information provided by PGGM in a Schedule 13D filed with the Securities and Exchange Commission on May 11, 1999, the following individuals serve as directors or executive officers of PGGM: Mr. Dick J. de Beus, Mr. Roderick M.S.M. Munsters, Mr. H.J. van Essen, Mr. J.C.J. Lammers, Mr. W.L. Bonhof, Mr. R.G. de Vries, Mr. J. Hillenius, Mr. J. Wagenaar, Mr. W.H. de Weijer, Mr. H.D. Cornelissen, Mr. R. van den Burg, Mr. A.J.M. van Huygevoort, Mrs. J.F. van Pijpen, Mr. E. de Bruin, Mr. K. Kruithof and Mr. K. de Jong. Our director, Pieter S. van den Berg, is an adviser to the Board of Managing Directors of PGGM.

(8)
Includes 10,193,396 shares of Common currently outstanding, 27,650 shares of Common issuable upon exercise of stock options granted to Mr. van den Berg and others affiliated with PGGM that are exercisable within 60 days and 434,821 shares of Common issuable upon conversion of 168,141 shares of Series B Preferred.

ITEM 2—APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN

General

        The Board of Directors has adopted an amendment (the "Amendment") to the 1998 Stock Incentive Plan (the "1998 Plan") and directed that the Amendment be submitted to the stockholders for consideration and approval at the Meeting. The Amendment would eliminate the automatic grant of stock options to non-employee directors and provide instead for automatic grants of restricted stock to non-employee directors that would be required to be held throughout their tenure as directors.

        The following is a summary of the principal features of the 1998 Plan. The summary is qualified in its entirety by express reference to the complete text of the 1998 Plan, as proposed to be amended, set forth as Appendix G to this Proxy Statement. Stockholders are urged to read the actual text of the 1998 Plan, as proposed to be amended, as set forth in Appendix G.

        The 1998 Plan provides for the grant of the following types of equity-based awards (collectively, "Awards") during the ten-year period following its adoption: incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("NQSOs" and together with the ISOs, "Options"), stock appreciation rights ("SARs"), performance units and restricted stock. As of March 10, 2003, an aggregate of 5,619,586 shares were covered by Awards made under the 1998 Plan.

Purpose And Eligibility

        The primary purpose of the 1998 Plan is to attract and retain the best available officers, key employees, "Eligible Directors" (as defined below), advisors and consultants for positions of substantial responsibilities with the Company and our affiliates and to provide an additional incentive to such officers, key employees, Eligible Directors, advisors and consultants to exert their maximum efforts toward the success of the Company and our affiliates. "Eligible Directors" are directors of the Company who are not employees of the Company or our affiliates. All officers, key employees, advisors and consultants of the Company and our affiliates (except for Melvin Simon and Herbert Simon) and all Eligible Directors are eligible to be granted Awards under and participate in the 1998 Plan. In addition, Eligible Directors receive automatic grants, as described below. The number of individuals currently eligible to participate in the 1998 Plan is approximately 180.

Administration

        The 1998 Plan is administered by the Compensation Committee of the Board (the "Committee"). The Committee, in its sole discretion, determines which eligible individuals may participate in the 1998 Plan ("Participants") and the type, extent and terms of the Awards to be granted to them. In addition, the Committee interprets the 1998 Plan and makes all other determinations deemed advisable for the administration of the 1998 Plan. The Committee may, with the consent of the grantee of an Award, provide for the accelerated vesting and exercisability of an Award and/or extend the scheduled termination or expiration date of an Award upon the occurrence of such events as it deems appropriate.

Shares Subject To The 1998 Plan

        The aggregate number of shares that may be issued under the 1998 Plan is 11,300,000. No more than 600,000 shares may be issued to any one individual pursuant to Awards during any one year.

        The closing price of the Common as reported by the New York Stock Exchange on March 10, 2003 was $34.11.

Discretionary Awards

        The terms and conditions of Options, SARs and restricted stock awards granted under the 1998 Plan are set out in written agreements which will contain such provisions as the Committee from time to time deems appropriate.

        The terms of Options granted under the 1998 Plan are generally determined by the Committee within the terms of the 1998 Plan. The exercise price for any Option may not be less than the fair market value of a share on the date of grant. No Option will be exercisable after the expiration of ten years from the date of its grant. The 1998 Plan provides that, unless otherwise determined by the Committee, Options generally vest 40% on the first anniversary of the date of grant, an additional 30% on the second anniversary of the date of grant and become 100% vested three years after the date of grant. The Option exercise price may be paid (i) by certified or official bank check, (ii) in the discretion of the Committee, by personal check, (iii) in shares owned by the optionee for at least six months and which have a fair market value on the date of exercise equal to the exercise price, (iv) for participants other than executive officers and directors of the Company, in the discretion of the Committee, by delivery of a promissory note and agreement providing for payment with interest on any unpaid balance, (v) for participants other than executive officers and directors of the Company, through a brokered exercise, (vi) by any combination of the above, or (vii) by any other means permitted by the Committee, in its discretion.

        A SAR may be granted in connection with all or any part of an Option granted under the 1998 Plan or may be granted independent of any Option. SARs granted in connection with an Option will become exercisable and lapse according to the same vesting schedule and lapse rules that are established for the corresponding Option. SARs granted independent of any Option will vest and lapse according to the terms and conditions set by the Committee. A SAR will entitle its holder to be paid an amount equal to the excess of the fair market value of the shares subject to the SAR on the date of exercise over the exercise price of the related Option, in the case of a SAR granted in connection with an Option, or the fair market value of the shares subject to the SAR on the date of exercise over the fair market value on the date of grant, in the case of a SAR granted independent of an Option.

        Subject to the discretion of the Committee, certificates representing restricted stock awards may (i) be issued to a grantee bearing an appropriate legend specifying that such shares are subject to restrictions or (ii) be held in escrow until the end of the restricted period set by the Committee. During the restricted period, restricted stock will be subject to transfer restrictions and forfeiture in the event of termination of employment with the Company or any of our affiliates and such other restrictions and conditions established by the Committee at the time the restricted stock is granted.

        To the extent deemed necessary and desirable by the Committee, the terms and conditions of performance unit awards granted under the 1998 Plan will be set out in written agreements. Performance unit awards provide for future payment of cash, or any other equivalent consideration deemed appropriate by the Committee, to the grantee upon the attainment of certain "Performance Goals" (as defined in the 1998 Plan) established by the Committee over specified periods. At the end of each performance award period, the Committee decides the extent to which the Performance Goals have been attained and the amount of cash, or other consideration, to be distributed to the grantee.

Automatic Awards For Eligible Directors

        Currently, the 1998 Plan provides for automatic grants of Options ("Director Options") to Eligible Directors. Upon the first day of the first calendar month following the month in which any person first becomes an Eligible Director, such person is automatically granted without further action a Director Option to purchase 5,000 shares (an "Initial Award"). Thereafter, on the date of each annual meeting of stockholders, each Eligible Director who continues as an Eligible Director is automatically granted each year, without further action, a Director Option to purchase 3,000 shares multiplied by the number of calendar years that have elapsed since such person's last election to the Board (the "Annual Award"); provided, however, that if any person becomes an Eligible Director during the 60-day period prior to the annual meeting of stockholders in any year, then such Eligible Director will not receive the Annual Award.

        The exercise price per share of Director Options is 100% of the fair market value of a share on the date the Director Option is granted. All Director Options become vested and exercisable on the first anniversary of the date of grant or such earlier time in the event of a "Change in Control." Upon termination of any person's service as an Eligible Director, all Director Options granted expire 30 days following the date of termination.

        Under the Amendment, effective May 7, 2003, Eligible Directors would receive annual grants of restricted stock in lieu of Director Options. Each Eligible Director will receive on the first day of the first calendar month following his or her initial election as a director, a grant of 1,000 shares of restricted stock. Thereafter, as of the date of each annual meeting of the Company's stockholders, Eligible Directors who are re-elected as directors will receive a grant of 1,000 shares of restricted stock. In addition, Eligible Directors who serve as chairpersons of the standing committees of the Board of Directors will receive an additional annual grant in the amount of 500 shares of restricted stock (in the case of the Audit Committee) or 300 shares of restricted stock (in the case of all other standing committees).

        Each award of restricted stock will vest in four equal annual installments on January 1 of each year, beginning in the year following the year in which the award occurred. If a director otherwise ceases to serve as a director before vesting, the unvested portion of the award will terminate. Any unvested portion of a restricted stock award will vest if the director dies or becomes disabled while in office or has served a minimum of five annual terms as a director, but only if the Compensation Committee or full Board of Directors determines that such vesting is appropriate. The restricted stock will also vest in the event of a "Change in Control."

        Once vested, the delivery of any shares of Common with respect to a restricted stock award (including reinvested dividends) will be deferred under our Director Deferred Compensation Plan until the director retires, dies or becomes disabled or otherwise no longer serves as a director. The Eligible Directors may vote and are entitled to receive dividends on the Common underlying the restricted stock awards; however, any dividends on the shares of Common underlying restricted stock awards must be reinvested in shares of Common and held in the Director Deferred Compensation Plan until the shares of Common underlying a restricted stock award are delivered to the former director.

Special Conditions Applicable To ISOs

        ISOs may not be granted under the 1998 Plan to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the optionee's employer corporation or of its parent or subsidiary corporation unless (i) the exercise price of the ISO is at least 110% of the fair market value of a share on the date of grant, and (ii) the term of the ISO is not longer than five years. If the fair market value of the shares with respect to which ISOs are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any affiliate) exceeds $100,000, such ISOs will be treated, to the extent of such excess, as NQSOs.

Adjustments Upon Changes In Capitalization

        If any change is made to the Common by reason of any subdivision or combination of shares of Common or other capital adjustments or the payment of a stock dividend or other change in the Common effected without receipt of consideration by the Company, appropriate adjustments will be made by the Committee to the number of shares of Common available under the 1998 Plan, the number of shares of Common subject to Awards, the Option exercise price and appreciation base of Options and SARs previously granted, and the amount payable by a Participant in respect of an Award.

        In the event the Company is merged or consolidated with another corporation and there is a change in the Common by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Corporate Event") or in the event that the Board shall propose that the Company enter into a Corporate Event, then the

Committee may provide that Options and SARs will be terminated unless exercised within 30 days (or such longer period as the Committee determines) after notice; provided that if the Committee takes such action, it must also accelerate the dates upon which all outstanding Options and SARs will be exercisable. The Committee may also provide that all or some of the restrictions on any Award will lapse in the event of a Corporate Event.

Transferability Of Awards

        Except as otherwise determined by the Committee, no Award granted under the 1998 Plan, or any right or interest therein, is assignable or transferable except by will or the laws of descent and distribution and, during the lifetime of a grantee, Options and SARs are exercisable only by the grantee or his legal representative.

Prohibition on Repricing

        As amended by the Board of Directors, the 1998 Plan prohibits the repricing of outstanding Options other than with prior stockholder approval or pursuant to the antidilution provisions of the plan for adjustments resulting from stock splits, stock dividends, recapitalizations and similar transactions. The foregoing prohibition also applies to any other transaction that would be treated as a repricing of outstanding Options under generally accepted accounting principles.

Termination Or Amendment

        The 1998 Plan will terminate on September 23, 2008. We may at any time suspend, discontinue or amend the 1998 Plan in any respect whatsoever, except that no such amendment shall impair any rights under any Award theretofore made under the 1998 Plan without the consent of the grantee of such Award. Stockholder approval of any such amendment shall be obtained in such a manner and to such a degree as is required by applicable law or regulation.

Federal Income Tax Consequences

        The following is a brief discussion of the federal income tax consequences of transactions under the 1998 Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe the state or local tax consequences.

        ISOs.    No taxable income is realized by the optionee upon the grant or exercise of an ISO. If shares are issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the optionee's employer for federal income tax purposes.

        If the shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares, and (2) the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the shares will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer.

        Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the Option will generally be taxed as the exercise of an NQSO.

        For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised an NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of the taxpayer's alternative minimum tax liability or his or her "regular" income tax liability. As a result, a taxpayer has to determine his or her potential liability under the alternative minimum tax.

        NQSOs.    With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares on such date over the exercise price, and the optionee's employer is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Limitation on Deductions.    We generally will be entitled to a tax deduction for Awards granted under the 1998 Plan only to the extent that the Participants recognize ordinary income from the Award. Code section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or it qualifies as "performance-based compensation" under Code section 162(m). The 1998 Plan has been designed to permit the Committee to grant Awards which qualify as "performance-based compensation" under Code section 162(m).

Plan Benefits

        Other than automatic awards to Eligible Directors, the grant of Awards under the 1998 Plan is entirely within the discretion of the Committee. We cannot determine, and therefore have not disclosed, the benefits or amounts to be allocated in the future under the 1998 Plan.

        If the Amendment is approved, the following Eligible Directors will receive a grant of restricted stock in the amounts indicated, assuming each such person is elected to the Board at the Meeting and continues as Chairman of the applicable standing committee: Birch Bayh—1,300, Melvyn E. Bergstein—1,000, Linda Walker Bynoe—1,000, G. William Miller—1,300, Fredrick W. Petri—1,000, J. Albert Smith, Jr.—1,500, Pieter S. van den Berg—1,000, Philip J. Ward—1,300 and M. Denise DeBartolo York—1,000. Future grants of restricted stock and other Awards will be made in accordance with the procedures described above.

        The following table sets forth the Awards granted to the persons listed through March 10, 2003 under the 1998 Plan.

	Number of Securities underlying NQSOs Granted	Number of Securities underlying ISOs Granted	Number of Shares of Restricted Stock Granted
David Simon Chief Executive Officer	350,000	—	140,920
Hans C. Mautner Vice Chairman	624,413	9,876	—
Richard S. Sokolov President and Chief Operating Officer	150,000	—	212,894
James M. Barkley General Counsel and Secretary	40,000	—	41,640
Gary Lewis Executive Vice President—Leasing	20,000	—	36,140
Birch Bayh, Director	15,000	—	—
Melvyn E. Bergstein, Director	8,000	—	—
Linda Walker Bynoe, Director Nominee	—	—	—
G. William Miller, Director	18,000	—	—
Fredrick W. Petri, Director	18,000	—	—
Melvin Simon, Director	—	—	—
Herbert Simon, Director	—	—	—
J. Albert Smith, Jr., Director	18,000	—	—
Pieter S. van den Berg, Director	17,000	—	—
Philip J. Ward, Director	18,000	—	—
M. Denise DeBartolo York, Director	15,000	—	—
All current executive officers as a group	1,268,413	9,876	556,094
All current directors who are not executive officers as a group	127,000	—	—
All employees, including all current officers who are not executive officers, as a group	1,181,103	—	1,197,322

        The Board of Directors unanimously recommends that stockholders vote FOR approval of the amendment to the 1998 Stock Incentive Plan.

ITEM 3—RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee has selected Ernst & Young LLP ("Ernst & Young") as our independent accountants for 2003, subject to the approval of our stockholders.

        On June 7, 2002, we replaced Arthur Andersen LLP ("Andersen") with Ernst & Young as our independent accountants. This decision was approved by the Audit Committee. Andersen has since ceased operations.

        Andersen's reports on our consolidated financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two years ended December 31, 2001 and 2000, and the subsequent interim period through June 7, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter in its report on our consolidated financial statements for such years; nor were there any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        During the years ended December 31, 2001 and 2000 and the subsequent interim period through June 7, 2002, we did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Report of the Audit Committee (which appears on the following page) contains information on the amount of fees paid to Ernst & Young during 2002. We expect that representatives of Ernst & Young will be present at the Meeting and will be available to respond to appropriate questions. They will also have an opportunity to make a statement if they desire to do so.

        The Board of Directors unanimously recommends that stockholders vote FOR ratification of Ernst & Young as the Company's independent accountants for 2003.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of four directors, each of whom is an Independent Director as that term is defined in the Company's Charter, and each of whom meets the independence and experience requirements of the New York Stock Exchange.

        We reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002.

        We discussed with Ernst & Young LLP (the "Auditors") the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We also received and reviewed the written disclosures and the letter from the Auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the Auditors the Auditors' independence.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

        We considered whether the provision of services by the Auditors not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q is compatible with maintaining the Auditors' independence.

        The Auditors and Arthur Andersen LLP, the Company's former independent accountants, have advised the Company that they have billed or will bill the Company the below indicated amounts for the following categories of services for the years ended December 31, 2002 and 2001, respectively:

	Ernst & Young LLP 2002	Arthur Andersen LLP 2001
Audit Fees(1)	$1,266,000	$1,180,000
Audit-Related Fees(2)	2,138,000	1,913,150
Tax Fees(3)	20,000	85,000
All Other Fees(4)	568,000	273,000

(1)
Audit Fees include fees for the audit of the Company and its primary subsidiary, services associated with SEC registration statements, periodic reports, and other documents issued in connection with securities offerings.

(2)
Audit-Related Fees include audits of individual properties and schedules of recoverable common area maintenance costs to comply with lender, joint venture partner or tenant requirements.

(3)
Tax Fees for 2002 include fees for international tax consulting services. Tax Fees for 2001 include fees for assistance with tax returns and tax consulting services.

(4)
All Other Fees for 2002 include services provided through an expert retained by the Company prior to Ernst & Young LLP being engaged to be the Company's auditors. Ernst & Young LLP will no longer provide such expert services to the Company. All Other Fees for 2001 include business consulting services.

The Audit Committee:

J. Albert Smith, Jr., Chairman
G. William Miller
Fredrick W. Petri
Pieter S. van den Berg

EXECUTIVE COMPENSATION

        The following table sets forth information regarding compensation we paid during each of the last three years to our Chief Executive Officer and each of our four other most highly compensated executive officers, based on salary and bonus earned during 2002 (the "Named Executives").

Summary Compensation Table

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus(1)	All Other Compensation			Restricted Stock Awards(2)		Securities Underlying Options(3)	LTIP Payouts(4)		All Other Compensation(5)
David Simon Chief Executive Officer	2002 2001 2000	$800,000 800,000 800,000		$600,000 — 375,000	$	— — —			$834,500 — —	— 275,000 75,000	$	— — 1,551,000	$10,963 9,273 9,598
Hans C. Mautner Vice Chairman	2002 2001 2000	$795,455 814,158 728,000	(6) (6)	$200,000 200,000 125,000	$	— — —		$	— — —	— 83,333 —	$	— — —	$120,979 162,787 160,350	(7) (7) (7)
Richard S. Sokolov President and Chief Operating Officer	2002 2001 2000	$600,000 600,000 600,000		$450,000 500,000 375,000		$177,122 56,836 —	(8) (8)		$667,600 — —	— 100,000 50,000	$	— — 775,500	$8,133 9,498 9,805
James M. Barkley General Counsel and Secretary	2002 2001 2000	$400,000 396,923 376,923		$250,000 225,000 200,000	$	— — —			$333,800 — —	— 20,000 20,000	$	— — 323,125	$11,623 9,941 9,910
Gary Lewis Executive Vice President— Leasing	2002 2001 2000	$406,231 361,846 346,154		$225,000 260,000 150,000	$	— — —			$333,800 — —	— 10,000 10,000	$	— — 206,800	$11,120 9,657 9,639

(1)
Bonus awards are accrued in the year indicated and paid in the following year.

(2)
Represents the value of shares of performance-based restricted stock awarded to the Named Executives on February 13, 2003 under the Company's 2002 stock incentive program. These awards are subject to further vesting requirements. The number and value of the unvested aggregate restricted stock holdings of each of the Named Executives at December 31, 2002, excluding the performance-based restricted stock described in the preceding sentence, which was not awarded until 2003, and including the performance-based restricted stock disclosed as LTIP Payouts in footnote (4) below and in the 2002 Proxy Statement, are as follows: David Simon—70,230 shares, $2,392,736; Hans C. Mautner—0 shares, $0; Richard S. Sokolov—103,946 shares, $3,541,440; James M. Barkley—17,285 shares, $588,900 and Gary Lewis—12,535 shares, $427,067. The values are calculated by multiplying the number of restricted shares held by each Named Executive by $34.07, the December 31, 2002 closing price of the Common as reported by the New York Stock Exchange.

(3)
Represents number of shares of Common.

(4)
Represents the value of shares of performance-based restricted stock awarded to the Named Executives on March 26, 2001 under the Company's 1999 stock incentive program. These awards are subject to further vesting requirements.

(5)
Represents annualized amounts of (i) employer paid contributions to the 401(k) retirement plan and (ii) Company paid employee and dependent life insurance premiums. Employer contributions to the 401(k) retirement plan become vested 30% after completion of three years of service, 40% after four years and an additional 20% after each additional year until fully vested after seven years.

(6)
Includes compensation payable by a non-U.S. affiliate of the Company for his non-U.S.-based services.

(7)
Includes approximately $110,000 in 2002 and $150,000 in 2001 and 2000 in housing allowance paid by a non-U.S. affiliate of the Company in connection with his relocation outside the U.S.

(8)
Represents amounts reimbursed for payment of taxes.

Option Exercises and Year-End Values

        The following table sets forth information with respect to the unexercised stock options granted to Named Executives and held by them at December 31, 2002.

AGGREGATED OPTION EXERCISES IN 2002 AND
DECEMBER 31, 2002 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2002		Value of Unexercised In-the-Money Options at December 31, 2002(1)
	Shares Acquired on Exercise
Name		Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
David Simon	—	—	362,500	187,500	$3,862,144	$1,647,383
Hans C. Mautner	—	—	584,289	50,000	$3,796,375	$426,500
Richard S. Sokolov	—	—	75,000	75,000	$714,430	$671,756
James M. Barkley	75,000	$762,469	22,000	18,000	$217,532	$166,342
Gary Lewis	4,000	$28,249	7,000	9,000	$66,111	$83,171

(1)
The closing price of the Common as reported by the New York Stock Exchange on December 31, 2002 was $34.07. Value is calculated on the basis of the difference between the exercise price and $34.07, multiplied by the number of shares underlying "in-the-money" options.

Employment Agreements

        Employment Agreement with Hans C. Mautner.    Hans C. Mautner is a party to an employment agreement with us (the "Mautner Agreement"). The Mautner Agreement has a term ending September 24, 2003. Under the Mautner Agreement, Mautner receives an aggregate annual base salary of $762,000 and is eligible to receive an annual aggregate bonus in an amount up to 135% of his annual base salary. The compensation payable under the Mautner Agreement is allocated between U.S.-based and non-U.S.-based services. The severance provisions in the Mautner Agreement provide that, in the event Mautner is terminated by us other than for "Cause", death or disability, or by Mautner for "Good Reason" (as those terms are defined in the Mautner Agreement), we will pay Mautner an amount equal to the product of three times the sum of (i) Mautner's then annual base salary and (ii) his then annual bonus and will contribute an amount to the CPI Supplemental Executive Retirement Plan, as amended and restated effective as of August 1, 1997, equal to 33% of the sum of his annual base salary and bonus, as well as continue to provide certain employee benefits. In addition, all then outstanding unvested options granted to Mautner will become immediately vested and exercisable and remain exercisable for their original term.

        The Mautner Agreement contains a golden parachute excise tax gross-up provision, under which Mautner will be entitled to be made whole on excise taxes imposed under Section 4999 of the Code.

        Employment Agreement with Richard S. Sokolov.    Richard S. Sokolov is a party to an employment agreement with us (the "Sokolov Agreement"). The Sokolov Agreement has an initial term which ended August 9, 1997 and provides for automatic one-year extensions of the term unless either party gives the other party notice that the term will not be extended. The Sokolov Agreement has been extended to August 9, 2003. Under the Sokolov Agreement, Sokolov receives an annual base salary currently of $600,000, subject to annual review and adjustment, and is eligible to receive a cash bonus of up to 75% of his base salary.

        The severance provisions in the Sokolov Agreement provide that, in the event Sokolov is terminated by us other than for "Cause", death or disability, or by Sokolov for "Good Reason" (as those terms are defined in the Sokolov Agreement), we will pay Sokolov an amount equal to the sum of all accrued and unpaid base salary plus one-year's then current base salary and bonus, and accelerate the vesting of his unearned restricted stock grants.

Stock Incentive Plan

        General.    Under the 1998 Plan, a maximum of 11,300,000 shares (subject to adjustment) are available for issuance to eligible officers, key employees, Eligible Directors, advisors and consultants for positions of substantial responsibilities with the Company. All officers, key employees, advisors and consultants of the Company and our affiliates (except for Melvin Simon and Herbert Simon) and all Eligible Directors are eligible to receive grants under and participate in the 1998 Plan. In addition, Eligible Directors currently receive automatic grants of options and we are proposing an amendment that would provide for automatic awards of restricted stock instead of options. See "ITEM 2—APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN."

        2002 Stock Incentive Program.    During 2002 we created a one-year stock incentive program under the 1998 Plan in which an aggregate of 364,405 shares of performance-based restricted stock were allocated to 165 executive officers and employees. Restricted shares allocated under the 2002 stock incentive program were earned and awarded in February 2003 because the Company attained specified annual goals for 2002 related to the following performance measures: threshold and target Funds From Operations per share, the Morgan Stanley REIT Index (RMS) and the S&P 500 Index. The earned restricted shares vest in four equal annual installments beginning January 1, 2004. The participant must continue to be employed on the day prior to the vesting date to receive the earned restricted shares. Participants are entitled to vote and receive distributions with respect to the earned restricted shares.

Incentive Bonus Plan

        The Incentive Bonus Plan (the "Bonus Plan") is intended to provide senior executives and key employees with opportunities to earn incentives based upon the performance of the Company, the participant's business unit and the individual participant. At the beginning of a year, the Committee specifies the maximum incentive pool available for distributions and approves performance measures for each participant and "target" and "stretch" levels of performance that must be attained in order to trigger the award of the bonuses. With respect to senior executives, there are three performance measures that are subject to change each year. In general, 50% of the executive's bonus opportunity will be determined by growth in Funds From Operations, 25% by stock price performance and 25% by personal and business unit performance, with the Committee in all events making final decisions regarding the performance measures, weightings, Company results and what role the executive played relative to the outcomes. Further, the Committee will determine whether performance was at a "target" or "stretch" level. Each participant's bonus award for the year is expressed as a percentage of base salary, a fixed dollar amount, or a percentage of the available incentive pool. Bonus amounts for each year are determined in the following February with disbursement in March.

Deferred Compensation Plan

        We have a non-qualified deferred compensation plan (the "Deferred Compensation Plan") that provides deferred compensation to certain executives and key employees. Under the Deferred Compensation Plan, a participant may defer all or a part of his compensation. We, at our discretion, may contribute a matching amount equal to a rate selected by us, and an additional incentive contribution amount on such terms as we may specify. All participant deferrals and matching and incentive contributions are credited to a participant's account. A participant's elective deferrals are fully vested. Except in the case of death or disability of the participant or insolvency or a change in control of the Company, a participant becomes vested in matching and incentive contributions 20% after one year of service and an additional 20% for each year thereafter. Upon death or disability of the participant or insolvency or a change in control of the Company, a participant becomes 100% vested in his account.

        All contributions under the Deferred Compensation Plan are deposited in what is commonly referred to as a "rabbi trust" arrangement pursuant to which the assets of the trust are subject to the claims of our general creditors in the event of our insolvency. The trust assets are invested by the trustee in its sole discretion. Payments of a participant's elective deferrals and vested matching contributions are made as elected by the participant. These amounts would be paid earlier in the event of termination of employment or death of the participant, an unforeseen emergency affecting the participant or a change in control of the Company. During 2002, the following Named Executives participated in or received distributions from the Deferred Compensation Plan: David Simon, James M. Barkley and Gary Lewis.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General Principles

        As a general matter, the Company has adopted a compensation philosophy which embraces the concept of pay-for-performance. The Company's strategy is to link executive management compensation with the Company's performance and stockholder return and to reward management for results that are consistent with the key goals of the Company. This is described further below under "2002 Executive Officer Compensation." The Company believes that its compensation program attracts results-oriented employees and motivates them to achieve higher levels of performance.

        It is the Company's policy to establish executive officer base salary at levels which are competitive in relation to comparable real estate investment trusts ("REITs"), while providing significant additional compensation opportunities through programs which are linked directly to Company performance.

2002 CEO Compensation

        David Simon was paid a base salary of $800,000 for 2002, received a cash bonus of $600,000 and earned 25,000 shares of restricted common stock because the Company met its target for 2002 results. The restricted stock is subject to further vesting requirements. Based on information provided by third parties, management believes that David Simon's total compensation in 2002 was in the 16th percentile for (or lower than 84% of) chief executive officers of a peer group of REITs and in the 4th percentile for (or lower than 96% of) chief executive officers of a peer group of non-REIT S&P 500 Companies.

2002 Executive Officer Compensation

        The Company compensates its executive officers through four principal elements, the third and fourth of which are intended to link executive compensation more directly to increases in value of Company stock.

  •
  Base Pay.    Base pay is determined through a review and analysis of peers in the REIT industry in order to determine reasonable and competitive compensation levels.

  •
  Bonus Plan.    Under the Bonus Plan, participants have opportunities to participate in an incentive pool depending upon performance of the Company, the participant's business unit and the individual participant. Bonuses of $2,400,000 were paid in 2003 to the ten (10) eligible executive officers with respect to 2002 performance. See "EXECUTIVE COMPENSATION—Incentive Bonus Plan."

  •
  Stock Incentive Plan.    At December 31, 2002, ten (10) eligible executive officers held vested options to acquire an aggregate of 1,128,239 shares that were previously granted under the 1998 Plan. Two (2) executive officers are not eligible to receive option grants.

  •
  2002 Stock Incentive Program.    Under the 2002 stock incentive program, allocations of restricted shares are earned and awarded if the performance-based goals of the program are met. 102,000 restricted shares allocated to nine (9) of the ten (10) eligible executive officers for 2002 were earned and awarded as of February 2003 because the Company met specified annual goals related to the following performance measures: threshold and target Funds From Operations per share, the Morgan Stanley REIT Index (RMS) and the S&P 500 Index. These earned awards are subject to further vesting requirements. Two (2) executive officers were not eligible to receive shares under the 2002 stock incentive program. See "EXECUTIVE COMPENSATION—Stock Incentive Plan—2002 Stock Incentive Program."

        The Company believes that each element of its executive compensation program attracts results-oriented individuals and motivates them to achieve levels of performance which are consistent with the performance goals of the Company and its stockholders.

The Compensation Committee:

Philip J. Ward, Chairman
Birch Bayh
Melvyn E. Bergstein
Fredrick W. Petri

PERFORMANCE GRAPH

        The following line graph compares the percentage change in the cumulative total shareholder return on the Common from December 31, 1997 through December 31, 2002 (the period from December 31, 1997 through September 24, 1998 represents common stock of our predecessor) as compared to the cumulative total return of the S&P Composite—500 Stock Index and the NAREIT Equity REIT Total Return Index for the period December 31, 1997 through December 31, 2002. The graph assumes an investment of $100 on December 31, 1997, a reinvestment of dividends and actual increase of the market value of the Common relative to an initial investment of $100. The comparisons in this table are required by the SEC and are not intended to forecast or be indicative of possible future performance of the Common.

EQUITY COMPENSATION PLAN INFORMATION

        The following table gives information about the Common that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of December 31, 2002.

Plan Category	A Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		B Weighted-average exercise price of outstanding options, warrants and rights ($)	C Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (#)
Equity compensation plans approved by security holders (1)	2,683,410	(2)	$25.56	6,044,319	(3)
Equity compensation plans not approved by security holders	—		—	—
Total	2,683,410		$25.56	6,044,319

(1)
Consists of the 1998 Plan.

(2)
Includes 304,209 shares covered by awards assumed in connection with our merger with CPI in 1998. The weighted-average exercise price of such awards as of December 31, 2002 was $25.4778.

(3)
The 1998 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and performance units. The maximum number of shares available for awards under the 1998 Plan is 11,300,000.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

        Other than Herbert Simon, who is a Co-Chairman of the Board of the Company and who was a member of the Compensation Committee until May 2002, no member of the Compensation Committee during 2002 was an officer, employee or former officer of the Company or any of its subsidiaries or had any relationship requiring disclosure herein pursuant to SEC regulations. No executive officer of the Company served as a member of a compensation committee or a director of another entity under circumstances requiring disclosure herein pursuant to SEC regulations.

CERTAIN TRANSACTIONS

Transactions with the Simons

        In 1993, we entered into noncompetition agreements with Melvin Simon, Herbert Simon and David Simon (collectively, the "Simons"), all of whom are our executive officers. Pursuant to such agreements and except as set forth below, Melvin Simon and Herbert Simon are prohibited from engaging in the shopping center business in North America other than through the Company or as passive investors until the later of (i) December 20, 2003, or (ii) the date that they are no longer our directors or officers, and David Simon is prohibited from engaging in the shopping center business in North America other than through the Company and, with certain exceptions, for two years thereafter if he resigns or is terminated for cause. These restrictions will not prohibit Melvin Simon, Herbert Simon or David Simon from owning an interest in the properties in which the Simons previously owned an interest that were not contributed to our predecessor in 1993 (the "Excluded Properties"). It is anticipated that such commitments will not, in the aggregate, involve a material amount of time, but no assurance can be given in this regard. In addition, Melvin Simon and Herbert Simon may pursue other investment activities in which they are currently engaged.

        The Simons continue to own, in whole or in part, the Excluded Properties. M.S. Management Associates, Inc. (the "Management Company") has entered into management agreements with the partnerships that hold the Excluded Properties, some of which agreements were not negotiated on an arms-length basis. Management believes, however, that the terms of such management agreements are fair to the Company.

Management Company

        The Management Company provides leasing, management and development services as well as project management, accounting, legal, marketing and management information systems services to most of our real estate properties. In addition, insurance subsidiaries of the Management Company reinsure the self-insured retention portion of our general liability and workers' compensation programs. Third party providers provide coverage above the insurance subsidiaries' limits.

        During 2002, the Operating Partnership owned voting and non-voting common stock and three classes of participating preferred stock of the Management Company. The remaining voting common stock was owned by three members of the Simon family. The Operating Partnership's ownership interest (including a note receivable from the Management Company) entitled it to approximately 98% of the after-tax economic benefits of the Management Company's operations during 2002.

        On January 1, 2003, the Operating Partnership acquired the remaining equity interests of the Management Company. The interests were acquired from Melvin Simon, Herbert Simon and David Simon for a total purchase price of $425,000, the appraised value of the interests as determined by an independent third party. The acquisition was unanimously approved by our Independent Directors. As a result, the Management Company is now a wholly owned consolidated taxable REIT subsidiary of the Operating Partnership.

        The Management Company must receive the approval of a majority of the Independent Directors in order to provide services for any property not currently managed by the Management Company unless we own at least a 25% interest in such property.

Other Transactions

        The Operating Partnership leases office space in Ohio from 7655 Corporation, an affiliate of NID Corporation. Under the terms of the lease, the Operating Partnership pays $298,000 in annual rent. Edward J. DeBartolo, Jr., the brother of M. Denise DeBartolo York, one of our directors, served as an officer of NID Corporation during 2002. NID Corporation and certain related persons and entities, including Edward J. DeBartolo, Jr., M. Denise DeBartolo York, trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests, beneficially owned more than five percent (5%) of the outstanding shares of Common as of March 10, 2003. See "PRINCIPAL STOCKHOLDERS."

        During 2002, David Simon and Richard S. Sokolov, each of whom is a Named Executive, had outstanding loans to the Company. The loans related to amounts advanced by the Company to each of Messrs. Simon and Sokolov for the withholding of income taxes due on the vesting of restricted stock. All loans bore interest at an annual rate of 5%. With respect to Mr. Simon, the largest aggregate amount outstanding during 2002 was $263,821. Mr. Simon's loans were paid in full in August 2002. With respect to Mr. Sokolov, the largest aggregate amount outstanding during 2002 was $965,538, of which $788,416 was repaid and $177,122 was forgiven in December 2002. The amount forgiven is reflected as compensation in the Summary Compensation Table in this Proxy Statement.

        Some of the limited partners of the Operating Partnership guarantee a portion of the mortgage debt obligations on certain properties through foreclosure guarantees. In each case, the loans were made by unrelated third party institutional lenders and the guarantees are for the benefit of each lender. In the event of foreclosure of the mortgaged property, the proceeds from the sale of the property are first applied against the amount of the guarantee and also reduce the amount payable under the guarantee. To the extent the sale proceeds from the disposal of the property do not cover the amount of the guarantee, then the limited partner is liable to pay the difference between the sale proceeds and the amount of the guarantee so that the entire amount guaranteed to the lender is satisfied. The debt is non-recourse to the Operating Partnership and its affiliates. The following directors, executive officers and beneficial owners of more than 5% of any class of our voting securities have guaranteed the indicated amounts: NID Corporation and members of the DeBartolo family including Edward J. DeBartolo, Jr., M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests—$135,539,163; Melvin Simon & Associates, Inc. and members of the Simon family including Melvin Simon, Herbert Simon, David Simon, or trusts established for the benefit of members of the Simon family or entities in which the foregoing persons hold interests—$182,609,789; and Randolph L. Foxworthy—$1,510,000.

Other Relationships

        Historically we have disclosed in our annual proxy statement relationships or transactions between the Company or any of our subsidiaries, on the one hand, and corporations of which any of our directors is an executive officer, on the other hand, even though disclosure of such relationships or transactions would not be required under the rules of the Securities and Exchange Commission. We have continued that practice with the disclosures provided below relating to two of our directors, Philip J. Ward and J. Albert Smith, Jr.; however, in future proxy statements we expect to disclose only those relationships or transactions that are required to be disclosed under the rules of the Securities and Exchange Commission. We believe this change in practice will provide stockholders with any required information while limiting the potential for confusion about these relationships. We believe that the following transactions and relationships do not require disclosure under Item 404 of Regulation S-K under the Exchange Act. We also believe that both Messrs. Ward and Smith meet the criteria for an Independent Director under our Charter and meet or are expected to meet all conditions for being considered independent under current and proposed listing standards of the New York Stock Exchange, and, in Mr. Smith's case, for serving on our Audit Committee.

        Phillip J. Ward, one of our directors, was until 2003 the Head of Real Estate Investments for CIGNA Investments, Inc., which has, or its affiliates have, made mortgage loans to entities in which we have an interest. Mr. Ward is currently a consultant to the Chief Investment Officer of CIGNA Investment Management. This consulting arrangement is scheduled to end in September 2003. Our share of joint venture mortgage debt held by CIGNA totaled approximately $91 million, or 0.78% of our total indebtedness, as of December 31, 2002. Based on our experience in the credit market, we consider the CIGNA mortgage loans to be arm's length agreements. In addition, an affiliate of CIGNA is one of the providers under our group health plan. We also consider this arrangement to be on an arm's length basis as it is the result of our conducting a bid process, including requests for proposals from other parties.

        J. Albert Smith, Jr., another of our directors and a member of our Audit Committee, is the President of Bank One Central Indiana. From October 1998 to September 2001, Mr. Smith was a Managing Director of Bank One Corporation. We have entered into a $1.25 billion revolving credit facility that was in effect during 2002 and remains in place. This facility matures April 15, 2005 and may be extended for one year at our option. The facility currently bears interest at a variable grid rate of LIBOR plus 65 basis points. At March 27, 2003, the annualized rate of interest for the applicable one month period was 1.99%. The outstanding balance of the facility at March 27, 2003 was $75.0 million. Bank One Corporation is one of 27 financial institutions participating in the facility with a $20 million lending commitment, or 1.6% of the total facility and 0.17% of our total consolidated indebtedness as of December 31, 2002. Bank One Corporation is not an agent or a lead financial institution and Mr. Smith did not participate in the decision-making process engaged in by Bank One Corporation to participate in the facility, nor is Mr. Smith responsible for any aspect of the administration of the facility. We consider the credit facility to be an arm's length agreement based on our experience in the credit market.

ANNUAL REPORT

        Our Annual Report for the year ended December 31, 2002, including financial statements audited by Ernst & Young LLP, independent accountants, and their report thereon, is being mailed with this Proxy Statement. In addition, a copy of our Annual Report on Form 10-K for the year ended December 31, 2002, will be sent to any stockholder, without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to Shelly J. Doran, Vice President of Investor Relations, Simon Property Group, Inc., P. O. Box 7033, Indianapolis, Indiana 46207. It is also available and may be accessed free of charge through the Corporate Info/Investor Relations section of our Internet website, www.simon.com.

STOCKHOLDER PROPOSALS AT
2004 ANNUAL MEETING

        The date by which we must receive stockholder proposals for inclusion in the proxy materials relating to the 2004 annual meetings of stockholders or for presentation at such meeting is December 8, 2003. In the event that the 2004 annual meeting of stockholders is called for a date that is not within thirty (30) days before or after May 7, 2004, in order to be timely, we must receive notice by the stockholder not later than the close of business on the later of 120 calendar days in advance of the 2004 annual meeting of stockholders or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Stockholder proposals must comply with all of the applicable requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, as well as the advance notification requirements set forth in our By-Laws. A copy of the advance notification requirements may be obtained from James M. Barkley, General Counsel and Secretary, Simon Property Group, Inc., 115 West Washington Street, Indianapolis, Indiana 46204.

APPENDIX A

SIMON PROPERTY GROUP, INC.
GOVERNANCE COMMITTEE CHARTER

Purpose

        The Governance Committee is appointed by the Board of Directors (the "Board") of Simon Property Group, Inc. (the "Company") to (1) address the broad range of issues surrounding the composition and operation of the Board, (2) develop and recommend to the Board the governance guidelines applicable to the Company and the Board; and (3) lead the Board in its annual review of the Board's performance.

Committee Membership

        The Governance Committee shall consist of at least three directors. The members of the Governance Committee shall meet the independence requirements of the New York Stock Exchange, and any other legal and regulatory requirements.

        The members of the Governance Committee shall be appointed by the Board. Governance Committee members may be replaced by the Board. Governance Committee members shall select a Chairperson. A majority of the members of the Governance Committee shall constitute a quorum.

Committee Authority and Responsibilities

  1.
  The Governance Committee shall (i) develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, (ii) review and reassess the adequacies of such guidelines annually and recommend to the Board any changes deemed appropriate, (iii) develop policies on the size, composition and criteria applicable to the Board and its members, and (iv) generally advise the Board (as a whole) on corporate governance matters.

  2.
  The Governance Committee shall perform any other duties and functions assigned to the Governance Committee as set forth in the governance guidelines.

  3.
  The Governance Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board's performance, to be discussed with the full Board following the end of each fiscal year. The Governance Committee shall lead the evaluation of Board members by examining such factors as experience, business judgment, integrity, time and commitment, shareholdings, teamwork and independence.

  4.
  The Governance Committee may form and delegate authority to subcommittees when appropriate.

  5.
  The Governance Committee shall make regular reports to the Board.

  6.
  The Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  7.
  The Governance Committee shall annually review its own performance.

  8.
  The Governance Committee shall have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. The Committee shall have sole authority to approve the fees and other terms and conditions associated with the retaining of any such external advisors.

Meetings

        The Governance Committee shall meet at least 2 times annually, or more frequently as circumstances dictate. The Governance Committee may request any officer or employee of the Governance Company or the Company's outside counsel to attend a meeting of the Governance Committee or to meet with any members of, or consultants to, the Governance Committee.

        If the Chairperson of the Governance Committee determines it is necessary or appropriate in order for the proper conduct of the Governance Committee's business, any member of the Governance Committee who cannot be in attendance at a Governance Committee meeting may give the Chairperson of the Governance Committee his or her written proxy to be used by the Governance Committee Chairperson to assist in the conduct of business of such meeting. Any such written proxy shall be valid only for the meeting at which the applicable Governance Committee member cannot be in attendance. All determinations of the Governance Committee shall be made by a majority of its members in person or by proxy at meetings duly called and held, except as specifically provided herein. Any decision or determination of the Governance Committee reduced to writing and signed by all of the members of the Governance Committee shall be fully as effective as if it had been made at a meeting duly called and held.

A-2

APPENDIX B

SIMON PROPERTY GROUP, INC.

AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board of Directors of Simon Property Group, Inc. to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

                The Audit Committee shall prepare, or cause to be prepared, and shall in any event approve the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

Committee Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a "financial expert" as defined by the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than 2 other public companies.

                The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board. Audit Committee members shall designate a Committee Chairperson. A majority of the members shall constitute a quorum.

Committee Authority and Responsibilities

        The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

                The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

                The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

                The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the

Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

                The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

  1.
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  2.
  Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

  3.
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  4.
  Review and discuss quarterly reports from the independent auditors on:

  (a)
  Critical accounting policies and practices to be used.

  (b)
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

  (c)
  Other material written or verbal communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  5.
  Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

  6.
  Discuss with management and the independent auditor the effect (if any) of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

  7.
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  8.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, or other applicable standards, relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any material disagreements with management.

  9.
  Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Company's Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any failure by management or other employees who have a significant role in the Company's internal controls to comply with the Company's internal controls and procedures.

Oversight of the Company's Relationship with the Independent Auditor

  10.
  Review and evaluate the lead partner of the independent auditor team.

  11.
  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

  12.
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

  13.
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Oversight of the Company's Internal Audit Function

  14.
  Review the appointment and replacement of the senior internal auditing executive and take steps to ensure that the Company's internal audit function continues to report to the Audit Committee.

  15.
  Review the significant reports to management prepared by the internal auditing department and management's responses.

  16.
  Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

  17.
  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

  18.
  Obtain reports from management and the Company's senior internal auditing executive that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

  19.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  20.
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

  21.
  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

  22.
  Discuss and coordinate with any other Committee of the Board matters which the Chairperson of the Audit Committee deems necessary or appropriate in order to carry out the responsibilities of the Audit Committee.

Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                If the Chairperson of the Audit Committee determines it is necessary or appropriate in order for the proper conduct of the Audit Committee's business, any member of the Audit Committee who cannot be in attendance at an Audit Committee meeting may give the Chairperson of the Audit Committee his or her written proxy to be used by the Audit Committee Chairperson to assist in the conduct of business of such meeting. Any such written proxy shall be valid only for the meeting at which the applicable Audit Committee member cannot be in attendance. All determinations of the Audit Committee shall be made by a majority of its members in person or by proxy at meetings duly called and held, except as specifically provided herein. Any decision or determination of the Audit Committee reduced to writing and signed by all of the members of the Audit Committee shall be fully as effective as if it had been made at a meeting duly called and held.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX C

SIMON PROPERTY GROUP, INC.
COMPENSATION COMMITTEE CHARTER

Purpose

        The Compensation Committee is appointed by the Board of Directors of Simon Property Group, Inc. to discharge the Board's responsibilities relating to compensation of the Company's executive officers. The Compensation Committee has overall responsibility for approving and evaluating the executive officer compensation plans, policies and programs of the Company.

        The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

Committee Membership

        The Compensation Committee shall consist of at least three directors. Each of the members of the Compensation Committee shall meet the independence requirements of the New York Stock Exchange and any other legal and regulatory requirements.

        The members of the Compensation Committee shall be appointed by the Board. Compensation Committee members may be replaced by the Board. Compensation Committee members shall select a Chairperson. A majority of the members of the Compensation Committee present in person at a meeting shall constitute a quorum.

Committee Authority and Responsibilities

  1.
  The Compensation Committee shall annually review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer ("CEO"), its Chief Operating Officer ("COO") and the Vice Chairman of the Company's Board of Directors ("Vice Chairman"), evaluate the CEO's, COO's and the Vice Chairman's performance in light of those goals and objectives, and set the CEO's, COO's and the Vice Chairman's compensation levels based on this evaluation. In determining the long-term incentive component of CEO, COO and Vice Chairman compensation, the Compensation Committee will consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs, COOs and the Vice Chairmen at comparable companies, and the awards given to the CEO, COO and the Vice Chairman in past years.

  2.
  The Compensation Committee shall annually review and approve, for the CEO, COO and the Vice Chairman of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, and (d) any special or supplemental benefits.

  3.
  The Compensation Committee shall review and make recommendations to the Board with respect to incentive-compensation plans and equity-based plans. The Compensation Committee shall administer the Company's incentive stock plans, including making grants, allocations and awards under such plans, and shall review all proposed new or amended employee benefit plans.

  4.
  The Compensation Committee shall approve and authorize the Company to enter into any employment agreements, severance arrangements, change in control agreements or provisions, or other compensation-related agreements, in each case as, when and if appropriate, with executive officers of the Company.

  5.
  The Compensation Committee shall approve the amount of any discretionary contribution to be made by the Company under its 401(k) plan.

  6.
  The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors and shall have the sole authority to approve related fees and retention terms.

  7.
  The Compensation Committee may form and delegate authority to subcommittees when appropriate.

  8.
  The Compensation Committee shall report its actions and any recommendations to the Board after each Committee meeting and shall conduct an annual performance evaluation of the Compensation Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Meetings

        The Compensation Committee shall meet at least 2 times annually, or more frequently as circumstances dictate. The Compensation Committee shall in any event meet prior to the mailing of the proxy statement for the Company's annual meeting of shareholders for the purpose of reviewing and approving the report of the Compensation Committee included in the Company's proxy statement. The Compensation Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Compensation Committee.

        If the Chairperson of the Compensation Committee determines it is necessary or appropriate in order for the proper conduct of the Compensation Committee's business, any member of the Compensation Committee who cannot be in attendance at a Compensation Committee meeting may give the Chairperson of the Compensation Committee his or her written proxy to be used by the Compensation Committee Chairperson to assist in the conduct of business of such meeting. Any such written proxy shall be valid only for the meeting at which the applicable Compensation Committee member cannot be in attendance. All determinations of the Compensation Committee shall be made by a majority of its members in person or by proxy at meetings duly called and held, except as specifically provided herein. Any decision or determination of the Compensation Committee reduced to writing and signed by all of the members of the Compensation Committee shall be fully as effective as if it had been made at a meeting duly called and held.

C-2

APPENDIX D

SIMON PROPERTY GROUP, INC.
NOMINATING COMMITTEE CHARTER

Purpose

        The Nominating Committee is appointed by the Board of Directors (the "Board") of Simon Property Group, Inc. (the "Company") to develop and recommend to the Board the Nominating Guidelines applicable to the Company and recommend candidates to be nominated for election as Directors.

Committee Membership

        The Nominating Committee shall consist of at least three Directors. The members of the Nominating Committee shall meet the independence requirements of the New York Stock Exchange and any other legal and regulatory requirements no later than the date on which such requirements become effective.

        The members of the Nominating Committee shall be appointed by the Board. Nominating Committee members may be replaced by the Board. Nominating Committee members shall select a Chairperson. A majority of the members of the Nominating Committee shall constitute a quorum.

Committee Authority and Responsibilities

  1.
  The Nominating Guidelines shall be prescribed by the Nominating Committee, in consultation with the Governance Committee of the Board, and shall in any event describe the appropriate qualifications for Board members based upon the composition of the current Board and any other skills, experience or characteristics of prospective Board members needed or desired.

  2.
  The Nominating Committee will review, consider and recommend candidates to fill new or vacant positions for independent Directors on the Board of Directors, including the persons to be nominated by the Board of Directors for election as independent Directors at the Company's annual meeting of shareholders.

  3.
  The members of the Nominating Committee appointed by the holders of the Class B stock of the Company shall have the sole right to nominate that number of persons for election to the Board of Directors as prescribed by the Company's Charter for election by holders of such Class B stock.

  4.
  The members of the Nominating Committee appointed by the holders of the Class C stock of the Company shall have the sole right to nominate that number of persons for election to the Board of Directors as prescribed by the Company's Charter for election by holders of such Class C stock.

  5.
  The Nominating Committee may form and delegate authority to subcommittees when appropriate.

  6.
  The Nominating Committee shall report its actions and any recommendations to the Board after each Committee meeting and shall conduct an annual performance evaluation of the Nominating Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Meetings

        The Nominating Committee shall meet at least once annually, or more frequently as circumstances dictate. The Nominating Committee may request any officer or employee of the Company or the Company's outside counsel to attend a meeting of the Nominating Committee or to meet with any members of, or consultants to, the Nominating Committee.

        If the Chairperson of the Nominating Committee determines it is necessary or appropriate in order for the proper conduct of the Nominating Committee's business, any member of the Nominating Committee who cannot be in attendance at a Nominating Committee meeting may give the Chairperson of the Nominating Committee his or her written proxy to be used by the Nominating Committee Chairperson to assist in the conduct of business of such meeting. Any such written proxy shall be valid only for the meeting at which the applicable Nominating Committee member cannot be in attendance. All determinations of the Nominating Committee shall be made by a majority of its members present in person or by proxy at meetings duly called and held, except as specifically provided herein. Members of the Nominating Committee appointed by the holders of the Class B stock and Class C stock of the Company may elect to abstain from voting on those persons to be nominated for election as independent Directors of the Company in which event a majority of the remaining members of the Nominating Committee shall have the power to make such determination. Any decision or determination of the Nominating Committee reduced to writing and signed by all of the members of the Nominating Committee shall be fully as effective as if it had been made at a meeting duly called and held.

D-2

APPENDIX E

        SIMON PROPERTY GROUP

Policy Title: Code of Business Conduct and Ethics	Policy Number: HR1001
Section: Corporate Compliance	Effective Date:
Location(s) Affected: All Locations	Revision Date:

I.	Purpose

The Company's Code of Business Conduct and Ethics, which is embodied in the following standards, is a guide to ethical decision-making. While the standards in the Code are mainly based on laws to which we are all subject, in some cases they go beyond legal obligations. In this respect, the Code reflects the values that define the Company and the principle that we must strive to avoid any circumstances that may give rise to even an appearance of impropriety. The standards in this Code may be further explained or implemented through corporate policies or other compliance manuals, including those relating to specific areas of our business. This Code and related memoranda and manuals are available on our intranet, as well as from our Human Resources Department.

Each of us is personally responsible for making sure that our business decisions and actions comply at all times with this Code. Given the pace of changes in our industry, no set of standards should be considered the final word in all circumstances. When you have doubts about the application of a standard or where we have not addressed a situation that presents an ethical issue, you should seek guidance from your immediate supervisor or from the Company's General Counsel. In addition, each of us has a duty to report behavior on the part of others that appears to violate this Code or any other compliance policy or procedure of the Company.

All supervisory and management personnel, including all officers and directors of the Company, have a special responsibility to lead according to the standards of this Code, in both words and action. Our supervisory and management personnel are also expected to adhere to and promote our "open door" policy. This means that they are available to anyone with ethical concerns, questions, or complaints. We also maintain a confidential "hot line" that you can call, the details of which are set out at the end of this Code. All concerns questions and complaints will be taken seriously and handled promptly, confidentially and professionally. No retaliatory action will be taken against any employee for raising concerns, questions or complaints in good faith.
The following standards of conduct will be enforced at all organizational levels. Anyone who violates them will be subject to prompt disciplinary action, including dismissal for cause.
II.	Persons Affected
This policy applies to all employees, consultants and preferred vendors of the Simon Property Group.

Wherever we do business, employees of the Company are required to comply with all applicable laws, rules and regulations. Employees are also responsible for complying with requirements of contracts that we have entered into with other parties, such as intellectual property licenses (e.g., software licenses related to software packages used in our business), confidentiality agreements, leases, etc. The standards in this Code must, of course, be interpreted in light of the law and practices of the areas where we operate, as well as good common sense. Reasons such as "everyone does it" or "it's not illegal" are unacceptable as excuses for violating our Code. Any suspected or actual violation of any applicable law, rule or regulation or our contractual undertakings should be reported immediately to the employee's immediate supervisor or the General Counsel. If you are not comfortable reporting to your immediate supervisor or the General Counsel, you may report the situation to the confidential hotline, the details of which are set out at the end of the Code.
III.	Conflicts of Interest

A conflict of interest occurs whenever our private interests interfere with the interests of the Company as a whole. In order for the Company to carry out its business effectively, it must be assured of its employees' loyalty. Employees must therefore refrain from entering into relationships that might impair their judgement as to what is best for the Company. Even relationships that give the appearance of a conflict of interest should be avoided. You cannot avoid these standards by acting through someone else, such as a friend or family member.

There are many different ways in which conflicts of interest arise. For example, personal financial interests, obligations to another company or governmental entity or the desire to help a relative or friend are all factors that might divide our loyalties. To clarify what we mean, we have set out below our policies about the most common types of conflict of interest.

Employees who believe it is not possible to avoid a conflict of interest must bring this to the attention of, and make full written disclosure of the surrounding circumstances to, their immediate supervisor, who should in appropriate circumstances bring it to the attention of the General Counsel.
	A.	Outside Employment and Directorships

Executive officers and members of the Board of Directors of the Company may not work for or receive compensation for services from any competitor, customer, distributor, or supplier, without the approval of the Board of Directors. In addition, they may not serve on the board of directors of another company or of a governmental agency without the advance approval of the General Counsel. Employees may not work for or receive compensation for services from any competitor, customer, distributor, or supplier, without the approval of the Company's General Counsel.

Most of these situations are likely to present conflicts of interest. Even where approval is granted, employees, officers and Directors must take appropriate steps to separate Company and non-Company activities. The General Counsel will assist you in determining what steps are appropriate.
	B.	Investments

Employees, officers and members of the Board of Directors of the Company may not have financial interests in any competitor, customer, distributor or supplier where this would influence, or appear to influence, their actions on behalf of the Company. If there is any doubt about how an investment might be perceived, you should discuss it in advance with your immediate supervisor or the General Counsel.

C.	Using the Company's Time and Assets for Personal Benefit

You may not perform non-Company work or solicit that work on the Company's premises or while working on the Company's time, including any paid leave you are granted by the Company. Also, you are not permitted to use Company assets (including equipment, telephones, materials, resources or proprietary information) for any outside work.
D.	Loans to Employees

Loans to and guarantees of obligations of employees incurred for personal reasons can also present conflicts of interest. Company loans are prohibited by law in the case of the Company's Directors and executive officers.
E.	Acceptance of Gifts and Entertainment

The acceptance of gifts and entertainment by employees or members of their family may present a conflict of interest. While employees are permitted to accept gifts of nominal value (approximately $100 or less), such as unsolicited promotional items, they are prohibited from accepting or soliciting anything that might reasonably be deemed to affect their judgement or that is accompanied by any express or implied understanding that the recipient is in any way obligated do to something in exchange for the gift. Similarly, employees may accept entertainment, but only insofar as it is reasonable in the context of the business at hand and facilitates the Company's interests. When practical, hospitality should be reciprocated. Employees are strictly prohibited from soliciting gifts, gratuities or business courtesies for the benefit of any family member or friend.
F.	Family Members and Close Personal Relationships

The Company's standards of conduct are not intended to intrude on our personal lives. Situations may arise, however, where our relationships with family members and friends create conflicts of interest. Generally, employees are prohibited from being in the position of supervising, reviewing or having any influence on the job evaluation or salary of their close relatives. Employees who have family members or friends that work for businesses seeking to provide goods or services to the Company may not use their personal influence to affect negotiations. Employees who have relatives or friends that work for competitors should bring this fact to the attention of their immediate supervisor and discuss any difficulties that might arise and appropriate steps to minimize any potential conflict of interest.
G.	Public Service

We encourage our employees to be active in the political and civic life of their communities, including charitable or educational activities. When doing so and making any public communication, you should clarify that your views are yours individually and are not being expressed as an employee of the Company. Your participation in or service to the community may also at times place you in a situation in which a conflict of interest with the Company could arise. This could occur, for example, where the community is engaged in a negotiation with the Company for goods or services or with respect to some other matter. The law may require or permit you to abstain from any decisions where these circumstances exist, depending on your position within the Company and other factors. Before participating in such a decision, you should seek advice from legal counsel for the community and the General Counsel and should in any event make it clear to the responsible persons that you are an employee of the Company. If you do abstain, you should make it clear that your action is to avoid a potential conflict of interest or the appearance of one. You may not engage in any type of solicitation or distribution activities not relating to the business of the Company on Company premises without the approval of your immediate supervisor.

You may not make any political contribution as a representative of the Company. You must also avoid lobbying activities or even the appearance of lobbying any governmental body or public official as a representative of the Company without the express approval of the General Counsel.
	H.	Acquisitions of Real Estate

You may not acquire real estate which you know the Company has an interest in buying. Unless you have written approval from the Company's Chief Executive Officer, you may not buy any property which is adjacent to or near property that you know the Company has an interest in purchasing.
	I.	Corporate Opportunities

Employees may not appropriate to themselves, or to any other person or organization, the benefit of any business venture, opportunity or potential opportunity that they learn about in the course of their employment and that is in the Company's line of business without first obtaining the Company's consent. It is never permissible for employees to compete against the Company, either directly or indirectly. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.
IV.	Electronic Media & Software

All electronic media and communications systems such as voice mail, e-mail, commercial software and access to the Internet through Microsoft Internet Explorer and other internet service providers are the property of Simon Property Group. Communications on these systems are not private communications but are business records that may be monitored by the Company or subpoenaed by a court of law, and employees should have no privacy expectations with respect to communications sent over these systems.

These systems should not be used to knowingly, recklessly or maliciously post, store, transmit, download or distribute any threatening, abusive, libelous, defamatory or obscene materials of any kind constituting a criminal offense, giving rise to civil liability or otherwise violating any laws. The Company's policy against sexual harassment and discrimination (as described in the Employee Handbook and this Code) applies fully to the use of e-mail and other electronic media by employees.
V.	Shareholder & Media Relations

We will provide accurate, appropriate and timely material information to the public, including our shareholders and the media to keep them informed of matters which affect our organization. To assure consistency and accuracy in these communications and to prevent the inadvertent disclosure of confidential information, you should not give statements to shareholders or the media. If you are contacted by a shareholder, the request should be immediately forwarded to the Vice President of Investor Relations. If you are contacted by the media, the request should be forwarded to the Manager of Corporate Public Relations or, if regarding a legal matter, the General Counsel.

VI.	Securities Laws and Insider Trading

In the course of their duties, employees may be exposed to information about the Company or other companies that is not available to the general public. The use of such non-public or "inside" information for securities trading purposes is strictly forbidden, whether by the employee or any of his or her family members or any other person to whom the employee may have communicated the information. Such use of "inside" information is not only unethical, but also illegal and could expose the employee to civil and criminal penalties.

U.S. law prohibits anyone who possesses "material" non-public information about a company to trade in its stock or other securities. "Material" information is usually defined as any information that might influence a reasonable investor to buy, sell, or hold stock. Common examples include financial results, financial forecasts, possible mergers, acquisitions or divestitures, significant product developments and major changes in business direction. U.S. law also prohibits anyone who possesses material, non-public information from using it to tip anyone else who might trade on it.

Violation of the law may result in civil and criminal penalties, including fines or jail sentences. Employees who are uncertain about the legal rules governing purchases and sales of securities they wish to make should review the Company's "Employee Trading Policies" and, if questions persist, consult the General Counsel before trading. Any employee who engages in insider trading will be subject to immediate termination.
VII.	Confidential and Proprietary Information

Information is a valuable corporate asset. All employees have a duty to safeguard confidential and proprietary information about the Company and information that our suppliers and customers have entrusted to us. Generally speaking, confidential and proprietary information is information that has not been disclosed to the general public or that gives our business an advantage over our competitors or could expose us to harm or liability if released prematurely or inappropriately. Common examples include trademarks and trade secrets, as well as financial information, corporate strategy and information about relationships with our customers and suppliers. Employees who are unsure about whether information should be treated as confidential or proprietary must consult with their immediate supervisor or the General Counsel.

Employees must remain conscious at all times of their duty to protect confidential and proprietary information. For example, confidential and proprietary information should never be discussed in public places such as elevators, airplanes or restaurants. In no event should confidential or proprietary information be disclosed to third parties without the express consent of the General Counsel, unless this is otherwise legally required.
The duty to preserve the Company's confidential and proprietary information is not limited to our employees' periods of employment, but continues even after they have left the Company.
VIII.	Fair Dealing
The Company is committed to dealing fairly and honestly with its shoppers, suppliers, competitors and employees.

	A.	Our Suppliers

Doing business in an honest and fair manner with our suppliers means that employees responsible for buying or leasing materials and services on behalf of the Company must do so objectively. Competitive bidding practices will be followed as outlined in our Corporate and Field Purchasing Policies. We choose to deal with our suppliers on the basis of the price, quality and desirability of their goods and services. Employees must not accept or seek out any benefit from a supplier or potential supplier that would even appear to compromise their judgement. In addition, it is against Company policy to require that suppliers give up trade with our competitors or purchase our products and services in order to continue their relationship with us, unless there is a legitimate business purpose for doing so (failure to adhere to this policy could also constitute a violation of antitrust laws).
	B.	Our Competitors

False or misleading statements about our competitors, their products or their services will not be tolerated. Employees are strictly forbidden from using any illegal or unethical methods to gather competitive information. This includes stealing proprietary information or trade secret information or attempting to induce disclosure of such information by past or present employees of other companies through misrepresentation or other means. Anyone with any concern about the legality of information they possess or the means by which it was gathered should consult with the General Counsel. Employees should treat information about our competitors with sensitivity and discretion. This information should be made available only in the proper context and to employees with a legitimate need to know.
	C.	Our Employees

The Company recognizes that its employees are its most valuable resource. The Company values the contributions that each of its employees makes and is committed to treating every employee with respect. This includes preserving the confidentiality of employee records, refraining from unwarranted intrusions into employee's privacy and supporting each employee's aspirations in the workplace.
IX.	Avoidence of Unlawful Restraints of Competition

In most countries, there are laws that govern the ways in which the Company may compete. The purpose of these laws (sometimes known as "competition" or "antitrust" laws) is to prevent interference with a competitive market system. Under these laws, companies or individuals may not enter into formal or informal agreements with other companies or individuals or engage in certain other activities that unreasonably restrict competition. Illegal practices can include, among others, price fixing, allocating customers or territories or unlawfully abusing a dominant market position.

In contacts with competitors, employees are generally prohibited from discussing competitively sensitive information, such as prices, pricing policies, contract terms, costs, inventories, marketing and product plans, market surveys, business plans, plans with respect to renovation or acquisition of property, and other proprietary or confidential information. Such discussions or any collaboration with a competitor about competitively sensitive matters can be illegal. Particular care should be taken when attending or participating in meetings of trade associations and similar industry organizations. While discussions of some sensitive information may, under certain circumstances, be permissible, no such discussions with competitors should take place without prior approval of the General Counsel. Employees are required to report promptly to the General Counsel any instance in which a competitor has suggested that an employee collaborate with them.
X.		Protection and Proper Use of Company Assets

The Company's success requires a commitment on the part of all of its employees to the proper allocation and use of its assets, tangible and intangible. For these purposes, the Company's assets include equipment, supplies, real estate, tools, inventory, computer systems and equipment, computer software, computer data, vehicles, records or reports, non-public information, intellectual property or other sensitive information or materials and telephone, voice mail or e-mail communications, as well as Company funds in any form. We have a duty to protect the Company's assets from loss, damage, misuse, theft or sabotage. We must also ensure the efficient use of the Company's assets. The Company's assets are to be used for business purposes only. Management must approve any use of Company assets or services that is not solely for the Company's benefit.
XI.		Accurate Books and Records

U.S. law requires the Company to make sure that its books and records accurately and fairly represent transactions and dispositions of our assets in reasonable detail. In all of our operations, it is a violation of Company policy, and possibly illegal, for any employee to cause our books and records to be inaccurate in any way. Employees must never create or participate in the creation of records that are misleading or artificial. If you are asked to falsify the accounting records in any manner or are aware of falsification by anyone else in the Company, you should immediately notify your supervisor. If you prefer a more confidential method, contact the fraud hotline, the procedures for which are set at the end of this Code. Senior Financial Officers of the Company will be required to certify that they will adhere to additional principles and responsibilities as outlined in the Code of Ethics for Senior Financial Officers.
Employees are expected to cooperate fully with our internal and independent auditors. In particular, the following requirements must be strictly respected by all employees.
	A.	Access to Company Assets, Transactions on Management's Authorization

Access to Company assets is permitted only in accordance with management's general or specific authorization and transactions must be executed only in accordance with management's general or specific authorizations. Transactions involving the Company must be recorded to permit preparation of our financial statements in conformity with generally accepted accounting principles and related requirements and to maintain accountability for the Company's assets.

	B.	Accurate Books

All Company books and records must be true and complete. False or misleading entries are strictly prohibited, and the Company will not condone any undisclosed liabilities or unrecorded bank accounts or assets established for any purpose.
	C.	Proper Payments
No employee may authorize payment of Company funds knowing that any part of the payment will be used for any purpose other than the purpose described in the documents supporting the payment.
	D.	Appropriate Controls

Administrative and accounting controls must be implemented to provide reasonable assurance that the Company is in the compliance with the above requirements and that financial and other reports are accurately and reliably prepared, and fully and fairly disclose all required or otherwise material information.
XII.	Complete, Accurate and Timely Disclosure

The Company is owned by the public and its shares are listed for trading on one or more exchanges. As a result, the Company is obligated to make various disclosures to the public. The Company is committed to full compliance with all requirements applicable to its public disclosures. The Company has implemented disclosure controls and procedures to assure that its public disclosures are timely, compliant and otherwise full, fair, accurate and understandable. All employees responsible for the preparation of the Company's public disclosures, or who provide information as part of that process, have a responsibility to assure that such disclosures and information are complete, accurate and in compliance with the Company's disclosure controls and procedures.
XIII.	Discrimination or Harassment

The Company is committed to providing a work environment that is free from any form of discrimination on the basis of race, ethnicity, gender, creed, religion, age, disability or sexual preference. It is our policy to provide equal opportunity to all employees with regard to hiring, pay rates, training and development, promotions and other terms of employment. Employment decisions will comply with all applicable employment laws.

The Company will not tolerate harassment, including sexual harassment, in any form. This includes verbal or physical conduct that demeans or threatens any employee, creates a hostile work environment, unreasonably interferes with an individual's work performance or otherwise adversely affects an individual's employment.
XIV.	Health and Safety

The Company strives to provide its employees with a safe and healthy work environment. We are responsible for helping to achieve this goal by following safety and health rules. Employees must learn the safety procedures applicable to their jobs and abide by them.
XV.	Payments to Government Personnel

Practices that are considered acceptable in the commercial business environment, such as providing meals, transportation, entertainment or other things of value, may violate certain local, state, federal or foreign laws when we are dealing with governmental agents. Employees must not give anything of value to governmental agents if this could be interpreted as an attempt to curry favor on behalf of the Company. Consult the General Counsel if there is any uncertainty about permitted interactions with governmental agents.

The U.S. Foreign Corrupt Practices Act (FCPA) generally prohibits giving money or anything of value to foreign government officials, foreign political parties or candidates for foreign political office for the purpose of influencing a foreign government. This includes making any payments through intermediaries, such as sales representatives or consultants. Before making any payment or giving anything of value to a foreign official, employees should consult with the General Counsel. Violations of the FCPA can result in stiff civil and criminal penalties for both the Company and the individuals involved.

Commercial bribery of any nature is a violation of Company policy and is illegal under U.S. law. Employees are strictly prohibited from offering any form of bribe, kickback or inducement to any person.
XVI.	Whistleblower Policy

No officer, Director, employee, contractor, subcontractor or agent of the Company may discharge, demote, suspend, threaten, harass or in any manner discriminate against an employee in the terms and conditions of employment because of any lawful act done by the employee to disclose information about fraudulent activity within the company or to cooperate with fraud-related investigations or legal proceedings conducted by the company enforcement agency, to any member or committee of congress or to any person with supervisory authority over the employee or the authority to investigate misconduct within the company. Further, the Company will not retaliate against an employee who participates in a proceeding concerning securities fraud.
XVII.	Charitable Contributions

We realize that there are many worthy organizations to which financial and non-financial contributions can be made by the Company. Employees are encouraged to support community and charitable organizations as individuals in order to improve their communities. Our Company will consider and make financial contributions on a case by case basis to organizations which are in the communities where we have a facility. Preference is given to organizations related to education.

All requests for contributions must be submitted in writing. Upon receipt of a request on the soliciting organization's letterhead, your supervisor may approve contributions of up to $50.00. Contributions greater than $50.00 must be authorized by the Director of Corporate Communications and Community Affairs.
XVIII.	Waivers of the Code of Business Conduct and Ethics

Any request for a waiver of any standard in this Code may be granted only by an employee's immediate supervisor and only after advance notice to the General Counsel. Waivers involving any of the Company's executive officers or directors may be made only by the Board of Directors of the Company or a designated committee of the Board, and all waivers granted to executive officers and directors will be disclosed to the Company's shareholders. All personnel should be aware that the Company generally will not grant such waivers and will do so only when good cause is shown for doing so.
XIX.	Government Investigations

The Company will cooperate fully with any governmental investigation. Any employee who reasonably believes that a governmental investigation or inquiry may be threatened or under consideration with respect to any of the Company's operations or practices (including any outside such employee's scope of responsibilities) should so notify the General Counsel and provide the basis for such belief. Routine dealings with the government, such as our tax audits and environmental inspections, are not covered by this standard.

The Company may not always be able to protect both its own interests and those of an employee, without giving rise to a conflict of interest. In that case, the employee may need his or her own counsel. Whether the Company can pay for the employee's legal expenses will depend on legal or other restrictions and the facts and circumstances surrounding each case.
XX.	Audits; Investigations; Disciplinary Action

The Company will conduct periodic audits of compliance with this Code. Allegations of potential wrongdoing will be investigated by the proper corporate or departmental personnel and, upon the advice of the General Counsel, will be reported to the Board of Directors (or an appropriate committee thereof) and to the relevant authorities. Knowingly false accusations of misconduct will be subject to disciplinary action. All employees are required to cooperate fully with any internal or external investigation. Employees must also maintain the confidentiality of any investigation and related documentation, unless specifically authorized by the General Counsel to disclose such information.

Appropriate disciplinary penalties for violations of this Code may include counseling, reprimands, warnings, suspensions with or without pay, demotions, salary reductions, dismissals, and restitution. Disciplinary action may also extend to a violator's supervisor insofar as the Company determines that the violation involved the participation of the supervisor or reflected the supervisor's lack of diligence in causing compliance with the Code. Any person who takes any action whatsoever in retaliation against the employee who has in good faith raised any question or concern about compliance with this Code will be subject to serious sanctions, which may include dismissal for cause.

Employees are reminded that the Company's document retention policies strictly prohibit the destruction or alteration of documentation undertaken with the intent to obstruct any pending or threatened investigation or proceeding of any nature or in contemplation of a proceeding.
XXI.	Where to Turn for Advice

Employees who have questions about this Code of Business Conduct and Ethics should turn to their immediate supervisors in the first instance. The Company's "open door" policy gives employees the freedom to approach any member of management with ethical questions or concerns without fear of retaliation.

The Company has also established a Fraud Hotline to enhance our commitment to conducting business ethically and to give you a confidential option to report your concerns. If, for any reason, you don't feel comfortable speaking with your supervisor and would prefer to remain anonymous, you may call 1-866-END-FRAUD (1-866-363-3728). The Fraud hotline is manned 24 hours a day, seven days a week by a communications specialist employed by an outside company. All employee communications made in good faith will be treated promptly and professionally and without risk of retribution. Specifics on how to place a fraud hotline call and the subsequent processes followed by the Company are outlined in the Fraud Hotline policy.

Employees have the option to confidentially and anonymously submit any concerns regarding questionable accounting or auditing matters to a member of the Audit Committee of the Company's Board of Directors. These concerns may be communicated through the Fraud Hotline outlined in the prior paragraph or they may be communicated through the Company's Internal Audit Director. The Internal Audit Director can be reached directly at 317-263-2335.
Inquiries received through the Fraud Hotline or the Company's Internal Audit Director will be directed to the appropriate Company representative for review, investigation, and resolution.

Frequently Asked Questions

Conflicts of Interest

Q:
I have developed a friendship with a supplier and am considering entering into a partnership with him in a business venture unrelated to the Company. It this against Company policy?

A:
Most likely. Even if you are able to keep your personal and financial dealings from affecting your judgement on behalf of the Company, others may perceive that you are biased. You should discuss your plans with your supervisor or the General Counsel before proceeding.

Q:
I do a lot of traveling for the Company. Can I use the frequent flyer coupons I receive from the airlines for my personal travel plans?

A:
It is generally permissible for you to use the frequent flyer coupons and other non-cash benefits you acquire for personal travel. You may not, however, attempt to manipulate the travel plans the Company makes for you in order to receive such benefits. Any additional expense you cause the Company to incur for your benefit amounts to a misappropriation of Company funds.

Q:
My husband owns a landscaping business. I'm sure he can provide the Company with a project that is competitive in terms of quality and price. Can he solicit work from the Company?

A:
Your husband might be able to solicit work from the Company, provided that he does not use your employment with the Company to influence the selection process.

Insider Trading

Q:
When I began work, the Company offered me a stock option allowing me to buy Company stock at a good price. Does the Company's insider trading policy limit when I can exercise the option?

A:
While insider trading laws do not apply to the exercise of stock options, they do apply to the sale of stock received through options. It is permissible for you to exercise a stock option even though you possess material, inside information. However, you must not sell the stock you receive until the information has been made public.

Q:
I told my sister-in-law about a new product one of our vendors is planning to introduce on the market. Now she would like to buy stock in the Company. Our insider trading policy doesn't apply to her, does it?

A:
If you possess material, inside information, you are not only prohibited from using it yourself, but you must not reveal the information to anyone else who might use it for personal gain. A friend or relative who trades on inside information you acquired at work will be subject to the same penalties as you would be if you traded on it. In addition, you might be penalized for revealing the information.

Confidential and Proprietary Information

Q:
Can I reveal confidential information about the Company to my spouse when I talk with her about my work? I'm sure that she will keep it secret.

A:
It is not permissible for you to reveal confidential information about the Company to your spouse. Although you and your spouse have a confidential relationship with each other, she does not have a confidential relationship with the Company. Because of this, you must be careful not to discuss confidential information with her. This is true of anyone outside the Company, including other close family members.

Q:
How can I tell if information is proprietary or confidential if it isn't marked?

A:
There are no hard and fast rules with respect to information that is not marked. Such information must be judged on the basis of its content. However, the following tip may help you.

  If you are not certain whether information has been made available to the public, you should presume it is proprietary if: (1) it is used in conducting the Company's business; (2) it grants a competitive advantage over those who do not possess it; or (3) it is distributed on a strictly internal basis within the Company.

Payments to Government Personnel

Q:
I am doing business in a country where it is customary to provide certain "courtesies" to government officials in exchange for business. Is this a violation of Company policy?

A:
Even though "courtesies" such as furnishing meals, transportation or entertainment may be consistent with local custom, providing them to foreign government officials may be a violation of U.S. law. Any questions concerning the Company's relationships with foreign officials should be referred to the General Counsel in advance of any transaction.

Q:
My team and I have been working on getting approval to build a new shopping center in a foreign country. A government official recently asked us if we would make a contribution to her favorite charity. How should we deal with her request?

A:
Before taking any action, you should consult with the General Counsel. The donation could be construed as an attempt to gain the official's favor, in which case it would be a violation of Company policy.

Acknowledgement

        I acknowledge that I have received, read and understood the Company's Code of Business Conduct and Ethics and that my conduct as an employee of the Company must at all times comply with the standards and policies set out in the Code, as well as any other legal or compliance policies or procedures of the Company. I have not violated any standards or policies set in the Code.

Employee:

Date:

Acknowledgement

        I acknowledge that I have received, read and understood the Company's Code of Business Conduct and Ethics and that my conduct as a Senior Officer of the Company must at all times comply with the standards and policies set out in the Code, as well as any other legal or compliance policies or procedures of the Company. I have not violated any standards or policies set in the Code.

Employee:

Date:

APPENDIX F

SIMON PROPERTY GROUP
Code of Ethics for Senior Financial Officers
(as required by Section 406 of the Sarbanes-Oxley Act)

As                                                   of Simon Property Group, Inc. (the "Company"), I certify that I will adhere to the following principles and responsibilities, as well as the Company's Code of Business Conduct and Ethics and other legal and compliance policies and procedures:

  •
  Avoid actual or apparent conflicts of interest involving personal and professional relationships that would compromise independence;

  •
  Prepare and maintain books, records, and accounts, which, in reasonable detail, accurately, timely, and fairly reflect the transactions and dispositions of assets of the Company.

  •
  Provide auditors, other officials and constituents of the Company information that is full, fair, accurate, complete, objective, timely and understandable;

  •
  Comply, as applicable, with rules and regulations of all U.S. and non-U.S. governmental entities, as well as other private and public regulatory agencies to which the Company is subject;

  •
  Act at all times with honesty and integrity, in good faith, responsibly, with due care, competence and diligence, and without any misrepresentation of material facts;

  •
  Act objectively, without allowing my independent judgement to be subordinated;

  •
  Respect the confidentiality of Company information, except when authorized or otherwise required to make any disclosure, and avoid the use of any Company information for personal advantage;

  •
  Share my knowledge and skills with others to improve the Company's communications to its constituents;

  •
  Promote ethical behavior among employees under my supervision at the Company;

  •
  Will not fraudulently influence, coerce, manipulate, or mislead the auditor of the Company's financial statements for the purpose of rendering the Company's financial statements misleading;

  •
  Achieve responsible use of and control over all assets and resources of the Company entrusted to me;

  •
  Provide prompt internal reporting of any known violations of this Code as well as the Company's Code of Business Conduct and Ethics; and

  •
  Assure that internal account policies, procedures, and controls are in place that, when followed, result in accurate, timely, and fairly recorded transactions of the Company.
Employee:

Date:

APPENDIX G

SIMON PROPERTY GROUP, L.P.

1998 STOCK INCENTIVE PLAN

(As Proposed to Be Amended May 7, 2003)

SIMON PROPERTY GROUP, L.P.
1998 STOCK INCENTIVE PLAN
(As Proposed to Be Amended May 7, 2003)
TABLE OF CONTENTS

SIMON PROPERTY GROUP, L.P.
1998 STOCK INCENTIVE PLAN
(As Proposed to Be Amended May 7, 2003)
ARTICLE 1
GENERAL

  1.1
  Purpose.

                The purpose of this 1998 Stock Incentive Plan (the "Plan") is to provide for certain key personnel (as defined in Section 1.3) of Simon Property Group, L.P. (the "Partnership") and certain of its Affiliates (as defined in Section 1.6) an equity-based incentive to maintain and enhance the performance and profitability of the Partnership and Simon Property Group, Inc. (the "Company"). It is intended that awards granted under this Plan may provide performance-based compensation within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent applicable.

  1.2
  Administration.

          (a)  The Plan shall be administered by a committee (the "Committee") appointed by the Partnership, by action of its General Partner(s), which Committee shall consist of two or more directors of the Company. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all members of the Committee without a meeting, shall be acts of the Committee. The members of the Committee shall be appointed by and may be changed at any time and from time to time in the discretion of, the Partnership, by action of its General Partner(s).

          (b)  The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Plan agreements executed pursuant to the Plan, (iii) to prescribe, amend and rescind rules relating to the Plan, (iv) to make any determination necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

          (c)  The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive.

          (d)  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

          (e)  Notwithstanding anything to the contrary contained herein: (i) until the Partnership shall appoint the members of the Committee, the Plan shall be administered by the General Partner(s), and (ii) the General Partner(s) may, in their sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall be deemed to mean the General Partner(s).

  1.3
  Persons Eligible for Awards.

                Awards under Articles 2 and 3 of the Plan may be made to such officers, employee-directors, Eligible Directors, executive, managerial, professional or other employees, advisors and consultants ("key personnel") of the Partnership or its Affiliates, other than Melvin Simon and Herbert Simon, as the Committee shall from time to time in its sole discretion select. Eligible Directors shall also receive awards as provided in Article 4 of the Plan.

  1.4
  Types of Awards Under Plan.

          (a)  Awards may be made under the Plan in the form of (i) stock options ("options"), (ii) stock appreciation rights related to an option ("related stock appreciation rights"), (iii) stock appreciation rights not related to any option ("unrelated stock appreciation rights"), (iv) restricted stock awards and (v) performance units, all as more fully set forth in Articles 2, 3 and 4.

          (b)  Options granted under the Plan may be either (i) "nonqualified" stock options subject to the provisions of section 83 of the Code or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.

          (c)  All options when granted are intended to be nonqualified stock options, unless the applicable Plan agreement explicitly states that the option is intended to be an incentive stock option. If an option is intended to be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified stock option appropriately granted under the Plan provided that such option (or portion) otherwise meets the Plan's requirements relating to nonqualified stock options.

          (d)  In the event the Company or an Affiliate consummates a transaction described in Code section 424(a), persons who become key personnel or directors on account of such transaction may be granted options in substitution or as a replacement for options granted by the former employer. The Committee, in its sole discretion and consistent with Code section 424(a), shall determine the exercise price of the substitute options.

  1.5
  Shares Available for Awards.

          (a)  Subject to Section 5.6 (relating to adjustments upon changes in capitalization), the aggregate number of shares of Common Stock (as defined in Section 1.6) which may be delivered under the Plan pursuant to awards hereunder shall not exceed 11,300,000 shares. The number of unrestricted shares acquired pursuant to the exercise of any related stock appreciation right pursuant to the Plan shall be deemed to be equal to the number of shares surrendered, or as to which the grantee's right to purchase, acquire or receive is surrendered, in connection with such exercise, and, to the extent that any payment to a grantee upon exercise of any stock appreciation right is made in the form of restricted shares, the portion of the shares surrendered, or as to which such grantee's right to purchase, acquire or receive is surrendered, which is related to payment in the form of restricted shares shall not be deemed to be unrestricted shares acquired pursuant to the Plan until such restricted shares become unrestricted. Upon unconditional vesting of the right of any grantee to payment pursuant to any performance unit in cash or any other form (other than restricted or unrestricted shares), a number of unrestricted shares, equal to the portion of the shares subject to such performance unit to which such payment relates, shall be deemed to be delivered pursuant to the Plan in connection therewith. The number of shares delivered in full or partial payment of any option exercise price under the Plan shall be deducted from the number of shares delivered to the grantee pursuant to such option for purposes of determining the number of unrestricted shares delivered pursuant to the Plan. Without limiting the generality of the foregoing, shares of Common Stock covered by awards granted under the Plan which expire or terminate for any reason (other than an option or part thereof which is canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.5(f)) shall again become available for award under the Plan.

          (b)  Shares of Common Stock that shall be subject to issuance pursuant to the Plan shall be authorized and unissued or treasury shares of Common Stock.

          (c)  Without limiting the generality of the foregoing, the Committee may, with the grantee's consent, cancel any award under the Plan and issue a new award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted award shall satisfy all applicable Plan requirements as of the date such new award is made.

  1.6
  Definitions of Certain Terms.

          (a)  The term "Affiliate" as used herein means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Partnership, as determined by the Committee in its sole discretion; provided, however, that the Company and Affiliates of the Company shall be considered Affiliates of the Partnership.

          (b)  The term "Common Stock" as used herein means the shares of common stock, par value $0.0001 per share, of Simon Property Group, Inc., as constituted on the effective date of the Plan, all rights which trade with such shares of common stock, and any other shares into which such common stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

          (c)  The term "Eligible Director" means a director of the Company who is not an employee of the Partnership or any of its Affiliates.

          (d)  Except as otherwise determined by the Committee in its sole discretion, the "fair market value" as of any date and in respect of any share of Common Stock shall be the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange if shares of Common Stock are then trading upon such exchange, or if not, then such average on such other stock exchange on which shares of the Common Stock are principally trading, on such date. In no event shall the fair market value of any share be less than its par value.

          (e)  The term "Performance Cycle" means the period of time established by the Committee within which Performance Goals are required to be attained or satisfied.

          (f)    The term "Performance Goals" means the performance goals established by the Committee with respect to the Company, the Partnership or any Affiliates, in the Committee's sole discretion, in writing, based on any one or any combination of the following business criteria: (a) earnings per share; (b) return on equity; (c) return on assets; (d) market value per share; (e) funds from operations; (f) return to stockholders (including dividends); (g) revenues; (h) market share; (i) cash flow; and (j) cost reduction goals. Awards shall be delivered only after it is certified, in writing, by the Committee that the Performance Goals as established by the Committee have been attained or otherwise satisfied within the Performance Cycle.

  1.7
  Agreements Evidencing Awards

          (a)  Options, stock appreciation rights and restricted stock awards granted under the Plan shall be evidenced by written agreements. Other awards granted under the Plan shall be evidenced by written agreements to the extent the Committee may in its sole discretion deem necessary or desirable. Any such written agreements shall (i) contain such provisions not inconsistent with the terms of the Plan as the Committee may in its sole discretion deem necessary or desirable and (ii) be referred to herein as "Plan agreements."

          (b)  Each Plan agreement shall set forth the number of shares of Common Stock subject to the award granted thereby.

          (c)  Each Plan agreement with respect to the granting of a related stock appreciation right shall set forth the number of shares of Common Stock subject to the related option which shall also be subject to the related stock appreciation right granted thereby.

          (d)  Each Plan agreement with respect to the granting of an option shall set forth the amount (the "option exercise price") payable by the grantee in connection with the exercise of the option evidenced thereby. The option exercise price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted.

          (e)  Each Plan agreement with respect to a stock appreciation right shall set forth the amount (the "appreciation base") over which appreciation will be measured upon exercise of the stock appreciation right evidenced thereby. The appreciation base per share of Common Stock subject to a stock appreciation right shall not be less than (i) in the case of an unrelated stock appreciation right, the fair market value of a share of Common Stock on the date the stock appreciation right is granted, or (ii) in the case of a related stock appreciation right, the option exercise price per share of Common Stock subject to the related option.

ARTICLE 2
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

  2.1
  Grants of Stock Options.

                The Committee may grant options to purchase shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan; provided, however, that the maximum number of shares subject to all awards granted to any Plan participant pursuant to the Plan shall not exceed 600,000 in any calendar year.

  2.2
  Grant of Reload Options.

                The Committee may, subject to Sections 1.5 and 2.1, grant a Reload Option to any grantee holding an unexercised option. For purposes of the Plan. a "Reload Option" shall mean an option to purchase a number of shares of Common Stock granted in connection with the exercise of the grantee's option (the "Exercised Options") upon the payment of the option exercise price for such Exercised Option with shares of Common Stock that have a fair market value equal to not less than 100% of the option exercise price for such Exercised Option. The Reload Option with respect to an Exercised Option shall be for a number of shares of Common Stock equal to the number of shares of Common Stock tendered to exercise the Exercised Option plus, if so provided by the Committee, the number of shares of Common Stock, if any, retained by the Partnership in connection with the exercise of the Exercised Option to satisfy any federal, state, or local tax withholding requirements. Reload options shall be subject to the following terms and conditions:

              (i)  the grant date for each Reload Option shall be the date of exercise of the Exercised Option to which it relates;

            (ii)  the Reload Option may be exercised at any time during the unexpired term of the original Exercised Option to which it relates (subject to earlier termination thereof as provided in the Plan and in the applicable Plan agreement); and

            (iii)  the terms of the Reload Option shall be the same as the terms of the Exercised Option to which it relates, except that (1) the option exercise price shall be the fair market value of the Common Stock on the grant date of the Reload Option and (2) no Reload Option may be exercised within one year from the date on which such Reload Option was granted.

  2.3
  Grant of Stock Appreciation Rights.

          (a)  Related Stock Appreciation Rights. The Committee may grant a related stock appreciation right in connection with all or any part of an option granted under the Plan, either at the time the related option is granted or any time thereafter prior to the exercise, termination or cancellation of such option, and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. The grantee of a related stock appreciation right shall, subject to the terms of the Plan and the applicable Plan agreement, have the right to surrender to the Partnership for cancellation all or a portion of the related option granted under the Plan, but only to the extent that such option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to such option or portion thereof (determined as of the date of exercise of such stock appreciation right), over (ii) the aggregate appreciation base (determined pursuant to Section 1.7(e)) of the shares of Common Stock subject to such stock appreciation right or portion thereof.

          (b)  Unrelated Stock Appreciation Rights. The Committee may grant an unrelated stock appreciation right in such amount and subject to such terms and conditions, as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan. The grantee of an unrelated stock appreciation right shall, subject to the terms of the Plan and the applicable Plan agreement, have the right to surrender to the Partnership for cancellation all or a portion of such stock appreciation right, but only to the extent that such stock appreciation right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to such stock appreciation right or portion thereof (determined as of the date of exercise of such stock appreciation right), over (ii) the aggregate appreciation base (determined pursuant to Section 1.7(e)) of the shares of Common Stock subject to such stock appreciation right or portion thereof.

          (c)  Payment. Unless the Plan agreement provides otherwise, payment due to the grantee upon exercise of a stock appreciation right shall be made in cash and/or in Common Stock (valued at the fair market value thereof as of the date of exercise) as determined by the Committee in its sole discretion.

  2.4
  Exercise of Related Stock Appreciation Right Reduces Shares Subject to Option.

                Upon any exercise of a related stock appreciation right or any portion thereof, the number of shares of Common Stock subject to the related option shall be reduced by the number of shares of Common Stock in respect of which such stock appreciation right shall have been exercised.

  2.5
  Exercisability of Options and Stock Appreciation Rights.

                Subject to the other provisions of the Plan:

          (a)  Exercisability Determined by Plan Agreement. Each Plan agreement shall set forth the period during which and the conditions subject to which the option or stock appreciation right evidenced thereby shall be exercisable, as determined by the Committee in its sole discretion.

          (b)  Default Provisions. Unless the applicable Plan agreement otherwise specifies:

              (i)  no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant;

            (ii)  each option or stock appreciation right granted under the Plan shall become cumulatively exercisable with respect to 40% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on the first anniversary of the date of grant, and with respect to an additional 30% of shares of Common Stock subject thereto, rounded down to the next lower full share, on the second anniversary of the date of the grant;

            (iii)  each option or stock appreciation right shall become 100% exercisable on the third anniversary of the date of grant;

            (iv)  except as provided in Section 2.7 each option or stock appreciation right shall remain 100% exercisable through the day prior to the tenth anniversary of the date of grant, after which such option or stock appreciation right shall terminate and cease to be exercisable; and

            (v)  no option or stock appreciation right shall be exercisable to the extent that such exercise will cause the Partnership or Affiliate to pay any amount that would be nondeductible by the Partnership or such Affiliate by reason of Code section 162(m).

          (c)  Exercise of Related Stock Appreciation Right. Unless the applicable Plan agreement otherwise provides, a related stock appreciation right shall be exercisable at any time during the period that the related option may be exercised.

          (d)  Partial Exercise Permitted. Unless the applicable Plan agreement otherwise provides, an option or stock appreciation right granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option or stock appreciation right shall then be exercisable. No option shall be exercised with respect to less than 50 shares of Common Stock unless the option is being exercised with respect to the full number of shares issuable hereunder.

          (e)  Notice of Exercise; Exercise Date.

              (i)  An option or stock appreciation right shall be exercisable by the filing of a written notice of exercise with the Partnership, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.6.

            (ii)  Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, the date of exercise of an unrelated stock appreciation right shall be the date the Partnership receives such written notice of exercise.

            (iii)  For purposes of the Plan, the "option exercise date" shall be deemed to be the sixth business day immediately following the date written notice of exercise is received by the Partnership.

          (f)    Cashout of Options. If and to the extent that the applicable Plan agreement so provides: At any time after receipt of written notice of exercise of an option and prior to the "option exercise date" (as defined in Section 2.5(e)), the Committee in its sole discretion may by written notice to the grantee, cancel the option or any part thereof if the Committee in its sole discretion determines that tax, legal or contractual restrictions or brokerage or other market considerations would make the acquisition of Common Stock, or the grantee's sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee cancels such option or any part thereof, the Partnership shall pay to the grantee, as soon as practicable thereafter, an amount equal in cash to the excess of (i) the aggregate fair market value of the shares of Common Stock subject to the option or part thereof canceled (determined as of the option exercise date), over (ii) the aggregate option exercise price of the shares of Common Stock subject to the option or part thereof canceled.

  2.6
  Payment of Option Price.

          (a)  Tender Due Upon Notice of Exercise. Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, (i) any written notice of exercise of an option shall be accompanied by payment of the full purchase price for the shares being purchased, and (ii) the grantee shall have no right to receive shares of Common Stock with respect to an option exercise prior to the option exercise date.

          (b)  Manner of Payment. Payment of the option exercise price shall be made in any combination of the following:

              (i)  by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee);

            (ii)  with the consent of the Committee in its sole discretion, by personal check (subject to collection), which may in the Committee's sole discretion be deemed conditional;

            (iii)  if and to the extent provided in the applicable Plan agreement, by delivery of previously acquired shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may prescribe) having a fair market value (determined as of the option exercise date) equal to the portion of the option exercise price being paid thereby, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act and does not require any Consent (as defined in Section 5.3);

            (iv)  with the consent of the committee in its sole discretion, by the promissory note and agreement of the grantee providing for payment with interest on the unpaid balance accruing at a rate not less than that needed to avoid the imputation of income under Code section 7872 and upon such terms and conditions (including the security, if any, therefor) as the Committee may determine in its sole discretion; provided, however, no grantee who is subject to Section 402 of the Sarbanes-Oxley Act of 2002 (the "S-O Act") may pay pursuant to this clause (iv); or

            (v)  by any other means which the Committee, in its sole discretion, determines to be consistent with the purposes of the Plan.

          (c)  Cashless Exercise. For any grantee who is not subject to Section 402 of the S-O Act, payment in accordance with clause (i) of Section 2.6(b) may be deemed to be satisfied, if and to the extent provided in the applicable Plan agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock acquired upon exercise to pay for all of the Common Stock acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise.

          (d)  Issuance of Shares. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Section 5.3, deliver to the grantee one or more certificates for the shares of Common Stock so purchased, which certificates may bear such legends as the Company may deem appropriate concerning restrictions on the disposition of the shares in accordance with applicable securities laws, rules and regulations or otherwise.

  2.7
  Termination of Service.

                For purposes of the Plan, "termination of service" means, in the case of an employee, the termination of the employment relationship between the employee and the Partnership and all Affiliates; and in the case of an individual who is not an employee, the termination of the service relationship between the individual and the Partnership and all Affiliates. Subject to the other provisions of the Plan and unless the applicable Plan agreement otherwise provides:

          (a)  General Rule. All options and stock appreciation rights granted to a grantee shall terminate upon his termination of service for any reason (including death) except to the extent post-service exercise of the vested portion of an option or stock appreciation right is permitted in accordance with this Section 2.7. The "vested portion" of any option or stock appreciation right shall mean the portion thereof which is exercisable immediately prior to the grantee's termination of service for any reason.

          (b)  Improper Activity. All options and stock appreciation rights granted to a grantee shall terminate and expire on the day of the grantee's termination of service for cause, whether or not the grantee is a party to a written service contract. For purposes of this Section 2.7, a grantee's service shall be deemed to be terminated for "cause" if he is discharged (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Partnership or any Affiliate, (ii) for violation of a policy of the Partnership or any Affiliate, (iii) for serious and willful acts of misconduct detrimental to the business or reputation of the Partnership or any Affiliate or (iv) for "cause" or any like term as defined in any written contract with the grantee.

          (c)  Regular Termination; Leaves of Absence. If the grantee's service terminates for reasons other than as provided in subsection (b) or (d) of this Section 2.7, the portion of options and stock appreciation rights granted to such grantee which were exercisable immediately prior to such termination of service may be exercised until the earlier of (i) 30 days after his termination of service or (ii) the date on which such options and stock appreciation rights terminate or expire in accordance with the provisions of the Plan (other than this Section 2.7) and the Plan agreement; provided, that the Committee may in its sole discretion determine such other period for exercise in the case of an individual whose service terminates solely because the employer ceases to be an Affiliate or the grantee transfers employment with the Partnership's consent to a purchaser of a business disposed of by the Partnership. The Committee may in its sole discretion determine (i) whether any leave of absence (including short-term or long-term disability or medical leave) shall constitute a termination of service for purposes of the Plan, and (ii) the impact, if any, of any such leave on outstanding awards under the Plan.

          (d)  Death; Disability; Retirement. If a grantee's service terminates by reason of death, disability, or retirement at or after age 65, the portion of options and stock appreciation rights granted to such grantee which were exercisable immediately prior to such termination of service may be exercised until the earlier of (i) one year after his termination of service in the case of death or disability or three years after his termination of service by reason of retirement, or (ii) the date on which such options and stock appreciation rights terminate or expire in accordance with the Plan agreement. For purposes of this Section 2.7, the term "disability" shall mean, with respect to any grantee, a "permanent and total disability" as defined in section 22(e)(3) of the Code.

  2.8
  Special ISO Requirements.

                In order for a grantee to receive special tax treatment with respect to stock acquired under an option intended to be an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which Code section 424(a) applies. The aggregate fair market value, determined as of the date an option is granted, of the Common Stock for which any grantee may be awarded incentive stock options which are first exercisable by the grantee during any calendar year under the Plan (and any other stock option plan to be taken into account under Code section 422(d)) shall not exceed $100,000. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10% or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted.

ARTICLE 3
AWARDS OTHER THAN STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

  3.1
  Restricted Stock Awards.

          (a)  Grant of Awards. The Committee may grant restricted stock awards, alone or in tandem with other awards, under the Plan in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of service with the Partnership or any Affiliate, upon the attainment of specified Performance Goals within specified Performance Cycles, and/or upon such other criteria as the Committee may determine in its sole discretion.

          (b)  Payment. Each Plan agreement with respect to a restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such award. If a grantee makes any payment for a restricted stock award which does not vest, appropriate payment may be made to the grantee following the forfeiture of such award on such terms and conditions as the Committee may determine.

          (c)  Forfeiture Upon Termination of Service. Unless the applicable Plan agreement otherwise provides or the Committee otherwise determines, (i) if a grantee's service terminates for any reason (other than death) before all of his restricted stock awards have vested, such unvested awards shall terminate and expire upon such termination of service, and (ii) in the event any condition to the vesting of restricted stock awards is not satisfied within the period of time permitted therefor, such restricted shares shall be returned to the Partnership. If a grantee's service terminates by reason of death, any unvested portion of a restricted stock award which has been earned as a result of the attainment of applicable Performance Goals shall be fully vested as of the awardee's date of death.

          (d)  Issuance of Shares. The Committee may provide that one or more certificates representing restricted stock awards shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan and the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Partnership on behalf of the grantee until such shares vest or are forfeited, all on such terms and conditions as the Committee may determine. Unless the applicable Plan agreement otherwise provides, no share of restricted stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such share has vested in accordance with the terms of such award. Subject to the provisions of Section 5.4, as soon as practicable after any restricted stock award shall vest, the Partnership shall issue or reissue to the grantee (or to his designated beneficiary in the event of the grantee's death) one or more certificates for the Common Stock represented by such restricted stock award without such restricted legend.

          (e)  Grantees' Rights Regarding Restricted Stock. Unless the applicable Plan agreement otherwise provides, (i) a grantee may vote and receive dividends on restricted stock awarded under the Plan, and (ii) any stock received as a dividend on, or in connection with a stock split of, a restricted stock award shall be subject to the same restrictions as such restricted stock.

  3.2
  Common Stock Awards.

                The Committee may issue awards under the Plan, payable in Common Stock, including, but not limited to awards of Common Stock equal to dividends declared on Common Stock, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. Such Common Stock awards under the Plan shall relate to a specified maximum number of shares granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

  3.3
  Performance Units.

          (a)  Grant of Units. The Committee may grant performance units under the Plan to acquire shares of Common Stock in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.

          (b)  Performance Units. Each performance unit under the Plan shall relate to a specified maximum number of shares, and shall be exchangeable for all or a portion of such shares, or cash (or such other form of consideration as may be determined by the Committee in its sole discretion equivalent in value thereto) in up to an amount equal to the fair market value of an equal number of unrestricted shares, at the end of a specified Performance Cycle as may be established by the Committee. The number of such shares which may be deliverable pursuant to such performance unit shall be based upon the degree of attainment of Performance Goals over a Performance Cycle as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such Performance Cycle or achievement of the degree of attainment of the Performance Goals specified in connection with such performance unit, in the event of the participant's death, normal retirement, early retirement, or total or permanent disability, or in such other circumstances as the Committee may determine in its sole discretion to be fair and equitable to the participant or in the interest of the Partnership and its Affiliates.

ARTICLE 4
GRANTS OF RESTRICTED STOCK TO ELIGIBLE DIRECTORS

  4.1
  Grants to Eligible Directors.

                Effective May 7, 2003, each Eligible Director of the Company shall be granted restricted stock awards in accordance with this Article 4.

  4.2
  Amount of Awards.

                Each person who serves as an Eligible Director shall receive the following awards of restricted stock:

          (a)  Initial Election. Each Eligible Director who is elected or appointed a director of the Company and who has not previously served as a director of the Company or its predecessors, shall be granted a restricted stock award of 1,000 shares on the first day of the first calendar month following the month in which such person first becomes an Eligible Director.

          (b)  Reelection. As of the date of each annual meeting of the Company's stockholders (the "Annual Meeting"), each Eligible Director shall be granted a restricted stock award of 1,000 shares of stock (the "Subsequent Awards"); provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period 60 days prior to the Annual Meeting in any year, then such Eligible Director will receive no Subsequent Awards, and provided, further, that each Eligible Director receiving Subsequent Awards must continue to serve as a director of the Company after such Annual Meeting.

          (c)  Committee Chairs. Each Eligible Director who is serving as the chairperson of the Audit Committee of the Board of Directors as of the date of the Annual Meeting shall be granted a restricted stock award of 500 shares. Each Eligible Director who is serving as the chairperson of any other standing committee of the Board of Directors as of the date of the Annual Meeting shall be granted a restricted stock award of 300 shares.

  4.3
  Terms of Restricted Stock Awards.

          (a)  Vesting. Each award of restricted stock under this Article 4 shall vest in four equal installments as of January 1 of each year following the year in which the award was granted. Except as provided in the following sentence or Section 4.4, if an Eligible Director's service as a director terminates before all of his or her restricted stock awards have vested, any unvested portion of an award shall terminate and expire upon such termination of service. If an Eligible Director's service terminates by reason of death or disability or after an Eligible Director has served a minimum of five annual terms as director of the Company, its predecessors or successors, any unvested portion of a restricted stock award may, upon determination of the Committee or the Board of Directors of the Company, become fully vested.

          (b)  Grantee's Rights. A grantee may vote and receive dividends on the restricted stock awards granted hereunder. Any stock or other property paid as a dividend on, or in connection with a stock split of, a restricted stock award, shall be subject to the same restrictions that apply to such restricted stock award.

          (c)  Issuance of Shares. One or more certificates representing restricted stock awards shall be registered in the Eligible Director's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the terms and conditions of the Plan. No shares of restricted stock may be assigned, transferred, otherwise encumbered or disposed of by the grantee until such award has vested and only after the underlying shares of Common Stock have been delivered pursuant to Section 4.5 hereof.

  4.4
  Change of Control.

                In the event of a Change of Control prior to the date a restricted stock award granted under this Article 4 fully vests, all shares of restricted stock not previously vested shall become immediately vested and deferred pursuant to Section 4.5. For this purpose, a "Change of Control" shall mean (i) a merger or consolidation of the Company with another corporation, whether or not the Company is the surviving corporation, where there is a change in the rights, preferences or control of outstanding shares of Common Stock by reason of such merger or consolidation, (ii) an acquisition of all or substantially all of the assets of the Company by another person, or (iii) a reorganization or liquidation of the Company.

  4.5
  Deferred Delivery; Reinvestment of Dividends.

                Upon vesting, the delivery of the shares of Common Stock underlying any restricted stock awards shall be deferred in accordance with the terms of the Director Deferred Compensation Plan until an Eligible Director's service as a director of the Company terminates. During the deferral period, all cash dividends payable with respect to such shares of Common Stock shall be reinvested in shares of Common Stock pursuant to terms of the Company's Dividend Reinvestment Plan and delivery of any such shares shall also be deferred pursuant to the Director Deferred Compensation Plan.

ARTICLE 5
MISCELLANEOUS

  5.1
  Amendment of the Plan; Modification of Awards.

          (a)  Plan Amendments. The Partnership, by action of its General Partner(s), may, without approval of other partners in the Partnership, at any time and from time to time suspend, discontinue or amend the Plan in any respect whatsoever, except that no such amendment shall impair any rights under any award theretofore made under the Plan without the consent of the grantee of such award. Furthermore, shareholder approval of any Plan amendment shall be obtained in such a manner and to such a degree as is required by applicable law or regulation.

          (b)  Award Modifications. With the consent of the grantee and subject to the terms and conditions of the Plan (including Section 5.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an award may vest or become exercisable and/or (ii) extend the scheduled termination or expiration date of the award.

  5.2
  Limitation on Exercise.

                No option or stock appreciation right shall be exercisable to the extent that such exercise will cause the Partnership or any Affiliate to pay any amount which would be nondeductible by the Partnership or such Affiliate by reason of Code section 162(m).

  5.3
  Restrictions.

          (a)  Consent Requirements. If the Committee shall at any time determine in its sole discretion that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the acquisition, issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, if (i) the Committee may make any payment under the Plan in cash, Common Stock or both, and (ii) the Committee determines that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent has been obtained.

          (b)  Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state or local law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state or local law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Partnership or any Affiliate.

  5.4
  Nontransferability.

                Except as expressly authorized by the Committee in the Plan agreement, no award granted to any grantee under the Plan shall be assignable or transferable by the grantee other than by will or by the laws of descent and distribution and during the lifetime of the grantee, all rights with respect to any option or stock appreciation right granted to the grantee under the Plan shall be exercisable only by the grantee.

  5.5
  Withholding Taxes.

          (a)  Whenever under the Plan shares of Common Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid under the Plan (whether upon the exercise of stock appreciation right or otherwise), the Partnership may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

          (b)  Without limiting the generality of the foregoing, (i) a grantee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such other period as the Committee may determine in its sole discretion) having a fair market value (determined as of the date of such delivery by the grantee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16(b) of the Act; and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised).

  5.6
  Adjustments Upon Changes in Capitalization.

                If and to the extent specified by the Committee, the number of shares of Common Stock which may be issued pursuant to awards under the Plan, the number of shares of Common Stock subject to awards, the option exercise price and appreciation base of options and stock appreciation rights theretofore granted under the Plan, and the amount payable by a grantee in respect of an award, shall be appropriately adjusted (as the Committee may determine) for any change in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Common Stock effected without receipt of consideration by the Company; provided that any awards covering fractional shares of Common Stock resulting from any such adjustment shall be eliminated and provided further, that each incentive stock option granted under the Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an "incentive stock option" within the meaning of Code section 422. Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

  5.7
  Right of Discharge Reserved.

                Nothing in the Plan or in any Plan agreement shall confer upon any person the right to continue in the service of the Partnership or any Affiliate or affect any right which the Partnership or any Affiliate may have to terminate the service of such person.

  5.8
  No Rights as a Stockholder.

                No grantee or other person shall have any of the rights of a stockholder of the Company with respect to shares subject to an award until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 5.6, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued. In the case of a grantee of an award which has not yet vested, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.

  5.9
  Nature of Payments.

          (a)  Any and all awards or payments hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Partnership or its Affiliates by the grantee.

          (b)  No such awards and payments shall be considered special incentive payments to the grantee or, unless otherwise determined by the Committee, be taken into account in computing the grantee's salary or compensation for the purposes of determining any benefits under (i) any pension, retirement, life insurance or other benefit plan of the Partnership or any Affiliate or (ii) any agreement between the Partnership or any Affiliate and the grantee.

          (c)  By accepting an award under the Plan, the grantee shall thereby waive any claim to continued exercise or vesting of an award or to damages or severance entitlement related to non-continuation of the award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written contract with the grantee, whether any such contract is executed before or after the grant date of the award.

  5.10
  Non-Uniform Determinations.

                The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, (c) the exercise by the Committee of its discretion in respect of the exercise of stock appreciation rights pursuant to the terms of the Plan, and (d) the treatment of leaves of absence pursuant to Section 2.7(c).

  5.11
  Other Payments or Awards.

                Nothing contained in the Plan shall be deemed in any way to limit or restrict the Partnership, any Affiliate or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

  5.12
  Reorganization.

          (a)  In the event that the Company is merged or consolidated with another corporation and, whether or not the Company shall be the surviving corporation, there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board of Directors of the Company (the "Board") shall propose that the Company enter into a Reorganization Event, then the Committee may in its sole discretion, by written notice to a grantee, provide that his options and stock appreciation rights will be terminated unless exercised within 30 days (or such longer period as the committee shall determine in its sole discretion) after the date of such notice; provided that if the Committee takes such action the Committee also shall accelerate the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable. The Committee also may in its sole discretion by written notice to a grantee provide that all or some of the restrictions on any of his awards may lapse in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.

          (b)  Whenever deemed appropriate by the Committee, the actions referred to in Section 5.12(a) may be made conditional upon the consummation of the applicable Reorganization Event.

  5.13
  Section Headings.

                The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

  5.14
  Effective Date and Term of Plan.

          (a)  The Plan shall be deemed adopted upon approval by the stockholders of Simon DeBartolo Group, Inc. and Corporate Property Investors, Inc., but shall not become effective until the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of February 18, 1998, among Simon DeBartolo Group, Inc., Corporate Property Investors, Inc., and Corporate Realty Consultants, Inc.

          (b)  The Plan shall terminate 10 years after the date on which it is adopted and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.

  5.15
  Governing Law.

                THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

  5.16
  Repricing of Options.

                Nothing in this Plan shall permit the repricing of any outstanding options other than (a) with the prior approval of the Company's stockholders, or (b) pursuant to Section 5.6. The foregoing restriction shall also apply to any other transaction which would be treated as a repricing of outstanding options under generally accepted accounting principles.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
SIMON PROPERTY GROUP, INC.

For use at the Annual Meeting of Stockholders to be Held on May 7, 2003

        The undersigned holder of shares of common stock of Simon Property Group, Inc. hereby appoints Herbert Simon and David Simon, and each of them, with power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the annual meeting (the "meeting") of stockholders to be held at National City Center, 115 W. Washington Street, Indianapolis, Indiana on May 7, 2003 at 10:00 a.m. (Indianapolis time) and at every adjournment or postponement thereof and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if present at the meeting, hereby revoking all prior proxies on the matters set forth, as indicated on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of the nominees in proposal 1, for proposal 2 and for proposal 3.

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

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•  Certificate History
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The Board of Directors recommends a vote "FOR" proposals 1, 2 and 3.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	Election of Directors	☐	☐	2.	Approval of proposed amendment to Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
				3.	Ratification of the appointment of Ernst & Young LLP as independent accountants for 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Election of Directors, Nominees: (01) Birch Bayh, (02) Melvyn E. Bergstein, (03) Linda Walker Bynoe, (04) G. William Miller, (05) J. Albert Smith Jr., (06) Pieter S. van den Berg, and (07) Philip J. Ward				4.	In their discretion, the proxies are authorized to vote upon such other matters (none known at the time of this proxy) as may properly come before the annual meeting or any adjournment or postponement thereof.
VOTE FOR, except withhold from the following numbered nominees(s):

				By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.				☐
Signature	Signature	Date

The signer hereby revokes all proxies heretofore given by the signer to vote at the Annual Meeting or any adjournments or postponements thereof. Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/spg	Telephone 1-800-435-6710	Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at: http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=SPG&script=700

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
SIMON PROPERTY GROUP, INC.

For use at the Annual Meeting of Stockholders to be Held on May 7, 2003

        The undersigned holder of shares of preferred stock of Simon Property Group, Inc. hereby appoints Herbert Simon and David Simon, and each of them, with power of substitution to each, to vote all shares of preferred stock which the undersigned is entitled to vote at the annual meeting (the "meeting") of stockholders to be held at National City Center, 115 W. Washington Street, Indianapolis, Indiana on May 7, 2003 at 10:00 a.m. (Indianapolis time) and at every adjournment or postponement thereof and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if present at the meeting, hereby revoking all prior proxies on the matters set forth, as indicated on the reverse side. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election of the nominees in proposal 1.

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

You can now access your Simon Property Group, Inc. account online.

Access your Simon Property Group, Inc. shareholder account online via Investor ServiceDirect (R) (ISD).

Mellon Investor Services LLC, agent for Simon Property Group, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com
and follow the instructions shown on this page.

Step 1: FIRST TIME USERS—Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) or Investor ID available to establish a PIN.

 The confidentiality of your personal information is protected using secure socket layer (SSL) technology.

•  SSN or Investor ID
•  PIN
•  Then click on the Establish PIN button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.	Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

•  SSN or Investor ID
•  PIN
•  Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.	Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

•  Certificate History
•  Book-Entry Information
•  Issue Certificate
•  Payment History
•  Address Change
•  Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between
9am-7pm Monday-Friday Eastern Time

The Board of Directors recommends a vote "FOR"proposal 1.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
	FOR all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at right
Election of Directors, Nominees: (01) Birch Bayh, (02) Melvyn E. Bergstein, (03) Linda Walker Bynoe, (04) G. William Miller, (05) J. Albert Smith, Jr., (06) Pieter S. van den Berg, and (07) Philip J. Ward
1. Election of Directors	☐	☐	VOTE FOR, except withhold from the following numbered nominee(s):

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.    ☐

Signature	Signature	Date
The signer hereby revokes all proxies heretofore given by the signer to vote at the Annual Meeting or any adjournments or postponements thereof. Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/spg	Telephone 1-800-435-6710	Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at: http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=SPG&script=700

QuickLinks

CORPORATE GOVERNANCE
Board and Committee Membership
ITEM 1—ELECTION OF DIRECTORS
PRINCIPAL STOCKHOLDERS
ITEM 2—APPROVAL OF AMENDMENT TO 1998 STOCK INCENTIVE PLAN
ITEM 3—RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS
ANNUAL REPORT
STOCKHOLDER PROPOSALS AT 2004 ANNUAL MEETING
SIMON PROPERTY GROUP, INC. AUDIT COMMITTEE CHARTER
Frequently Asked Questions
Acknowledgement
Acknowledgement
SIMON PROPERTY GROUP, L.P. 1998 STOCK INCENTIVE PLAN (As Proposed to Be Amended May 7, 2003)